UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

AB CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: March 31, 2022

Date of reporting period: March 31, 2022

Explanatory Note:

Enclosed for filing you will find an amended Form N-CSR of the registrant’s original 2022 Form N-CSR filing of the referenced period. The purpose of this amended filing is to update Item 11 (b) and Item 13 (which is addressed in exhibits labeled Exhibit 12 (b)(1) and Exhibit 12 (b)(2) in the original filings). Except as set forth above, no other changes have been made to the Form N-CSR, and this amended filing does not amend, update or change any other items or disclosure found in the Form N-CSR.

ITEM 1. REPORTS TO STOCKHOLDERS.

MAR    03.31.22

ANNUAL REPORT

AB EMERGING MARKETS
MULTI-ASSET PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Emerging Markets Multi-Asset Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

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ANNUAL REPORT

May 10, 2022

This report provides management’s discussion of fund performance for the AB Emerging Markets Multi-Asset Portfolio for the annual reporting period ended March 31, 2022.

The Fund’s investment objective is to maximize total return. Total return is the sum of capital appreciation and income.

NAV RETURNS AS OF MARCH 31, 2022 (unaudited)

	6 Months	12 Months

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

Class A Shares	-11.49%	-13.12%

Class C Shares	-11.81%	-13.78%

Advisor Class Shares[1]	-11.44%	-12.87%

Class R Shares[1]	-11.65%	-13.31%

Class K Shares[1]	-11.55%	-13.16%

Class I Shares[1]	-11.45%	-12.97%

Class Z Shares[1]	-11.41%	-12.85%

MSCI EM Index (net)	-8.20%	-11.37%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International Emerging Markets (“MSCI EM”) Index (net), for the six- and 12-month periods ended March 31, 2022. The Fund’s benchmark is fully composed of equities, while the Fund invests in both equities and fixed income.

All share classes of the Fund underperformed the benchmark for the 12-month period, before sales charges. Emerging-market equity index returns underperformed emerging-market debt index returns, although both declined in absolute terms, so the structural overweight of the Fund’s multi-asset strategy to equity assets detracted. The Fund’s fixed-income assets underperformed and equity assets outperformed their respective fixed-income and equity benchmarks. Overall security selection within fixed-income assets detracted, while selection in equities contributed to absolute returns.

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During the six-month period, all share classes of the Fund underperformed the benchmark, before sales charges. Emerging-market equity index returns outperformed emerging-market debt index returns, although both declined in absolute terms, so the structural overweight to fixed-income assets of the Fund’s multi-asset strategy detracted. The Fund’s fixed-income and equity assets underperformed their respective benchmarks, and overall security selection within equities and fixed income detracted from absolute returns.

During both periods, the Fund utilized derivatives for hedging and investment purposes in the form of currency forwards, credit default swaps and written swaptions, which added to absolute performance, while futures, variance swaps, interest rate swaps, total return swaps and purchased swaptions detracted.

MARKET REVIEW AND INVESTMENT STRATEGY

US and international stocks ended in positive territory and emerging markets lost ground during the 12-month period ended March 31, 2022. Accommodative monetary policy continued to support an accelerating global economic recovery, but—despite generally strong corporate earnings and economic data—equity markets experienced a dramatic increase in volatility later in the period. Persistent and rapidly rising inflation; tightening monetary policy, particularly in the US; Russia’s invasion of Ukraine; and surging COVID-19 cases in China triggered sharp swings between gains and losses. Developed markets, and to a lesser extent emerging markets, recovered some losses toward the end of the period, led by a rebound in US equities. Positive sentiment was buoyed, despite elevated geopolitical risks and a rising-rate environment, as US economic growth remained on track, supported by strong consumer demand and sustained improvement in the job market. Both growth- and value-oriented stocks rose, but growth stocks outperformed on a relative basis. Large-cap stocks gained in absolute terms and outperformed small-cap stocks—which ended in negative territory—by a wide margin.

Fixed-income government bond market yields increased rapidly, and bond prices fell in most developed markets. Government bond yields rose the most in Australia and the eurozone, and the least in Japan. Several major central banks became more hawkish and started to tighten monetary policy by raising short-term interest rates and ending bond purchases to combat high and persistent inflation. Inflation expectations worsened toward the end of the period when Russia invaded Ukraine, causing energy and agricultural prices to spike. Global inflation-linked bonds had positive returns and significantly outperformed nominal government bonds. In credit sectors, high-yield corporate bonds in developed markets outperformed treasuries, while investment-grade corporate bonds underperformed respective treasury markets, except in the eurozone. Emerging-market bonds lagged the most, particularly toward the end of the period

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when the invasion dampened investor demand. The US dollar advanced against most currencies as a safe haven. Brent crude oil prices surged from increased demand and as major oil producers limited production increases.

The Fund’s Senior Investment Management Team (the “Team”) seeks to maximize total return by dynamically adjusting exposure to emerging markets by investing across asset classes. The Team’s emerging-market strategy searches for long-term growth with lower volatility. In seeking to reduce risk and provide downside mitigation, the Team pursues active stocks and flexible bond allocations. The Team utilizes a disciplined investment process, which draws on a rigorous quantitative research toolset with fundamental expertise across all regions and markets.

INVESTMENT POLICIES

The Fund invests at least 80% of its net assets under normal circumstances in securities of emerging-market issuers and/or the currencies of emerging-market countries. Examples of emerging-market countries include Argentina, Brazil, Chile, Croatia, Egypt, India, Indonesia, Israel, Kazakhstan, Malaysia, Mexico, the People’s Republic of China, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and Venezuela. The Fund may invest up to 20% of its net assets in the securities of developed-market issuers.

The Fund invests in equity securities, debt securities and currencies, and does not attempt to maintain a constant or relatively constant allocation among these asset classes. Rather, allocations among asset classes are adjusted based on the Adviser’s view of the relative attractiveness of the asset classes. These allocations are informed by the Adviser’s proprietary asset allocation tools, which are comprised of a series of volatility, correlation and expected return forecasts. The Adviser reviews potential Fund investments in each asset class holistically from a country, currency, sector and security standpoint to optimize overall portfolio construction. Under normal circumstances, the Fund will invest between 30% and 95% of its net assets in equity securities, and between 0% and 65% of its net assets in debt securities, with any remainder held in cash (including foreign currency). The Fund is not constrained based on the country, region, market capitalization, credit quality or duration of its investments and its assets may at times be concentrated in a particular country or region.

The process for selecting equity securities for the Fund is primarily bottom-up. The Adviser seeks to identify stocks that are attractive based on valuation, profitability, earnings quality, business trends, price momentum and other measures. The process for selecting debt

(continued on next page)

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securities for the Fund is more top-down. The Adviser believes that inefficiencies in the global debt markets arise from investor emotion, market complexity and conflicting investment agendas. The Adviser combines quantitative forecasts with fundamental credit and economic research in seeking to exploit these inefficiencies. The Adviser seeks to generate returns from the Fund’s fixed-income investments through a combination of country selection, currency allocation, sector analysis and security selection. Debt securities may include those of both corporate and governmental issuers, and may include below investment-grade debt securities (“junk bonds”). The Fund may invest in debt securities with a range of maturities from short- to long-term.

The Adviser considers both quantitative and fundamental factors in adjusting the Fund’s currency exposures. In addition to the Fund’s currency exposure that results from its investments in equity and debt securities denominated in foreign currencies (and any related hedging), the Fund may hold foreign currency (or related derivatives) independently of any such investments, and may hold a currency even if the Fund does not hold any securities denominated in that currency.

The Fund may utilize derivatives, such as futures contracts, forwards and swaps, and invest in exchange-traded funds (“ETFs”) to a significant extent. Derivatives and ETFs may provide more efficient and economical exposure to market segments than direct investments, and may also be a quicker and more efficient way to alter the Fund’s exposure than buying and selling direct investments. In determining when and to what extent to enter into derivatives transactions or to invest in ETFs, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the cost of such transactions. Derivatives may also be used for hedging purposes, including to hedge against interest-rate, credit and currency fluctuations. The Adviser also expects to use derivatives frequently to effectively leverage the Fund by creating aggregate exposure somewhat in excess of the Fund’s net assets. The notional value of derivatives and ETFs linked to emerging-market securities or currencies are counted towards meeting the percentage minimums and ranges set forth above, including the requirement that the Fund invest at least 80% of its net assets in the securities of emerging-market issuers and/or the currencies of emerging-market countries.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI EM Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EM Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Emerging-Market Risk: Investments in emerging-market countries may involve more risk than investments in other foreign countries because the markets in emerging-market countries are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns. Emerging-market currencies may be more volatile and less liquid, and subject to significantly greater risk of currency controls and convertibility restrictions, than currencies of developed countries.

Country Concentration Risk: The Fund may not always be diversified among countries or geographic regions and the effect on the Fund’s net asset value (“NAV”) of the specific risks identified above, such as political, regulatory and currency risks, may be magnified due to concentration of the Fund’s investments in a particular country or region.

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DISCLOSURES AND RISKS (continued)

Allocation Risk: The allocation of Fund assets among different asset classes, such as equity securities, debt securities and currencies, may have a significant effect on the Fund’s NAV when one of these asset classes is performing better or worse than others. The diversification benefits typically associated with investing in both equity and debt securities may be limited in the emerging-markets context, as movements in emerging-market equity and emerging-market debt markets may be more correlated than movements in the equity and debt markets of developed countries.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Sovereign Debt Risk: Investments in sovereign debt obligations expose the Fund to the direct or indirect consequences of political, social and economic changes in countries that issue the obligations. Such changes may affect a foreign government’s willingness or ability to make timely payments of its obligations. In addition, no established market may exist for many sovereign debt obligations. Reduced secondary market liquidity may have an adverse effect on the market price of an instrument and the Fund’s ability to dispose of particular instruments.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility

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DISCLOSURES AND RISKS (continued)

due to factors such as specific corporate developments, interest-rate sensitivity and negative perceptions of the junk bond market generally, and may be more difficult to trade than other types of securities.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

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DISCLOSURES AND RISKS (continued)

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

3/31/2012 TO 3/31/2022

This chart illustrates the total value of an assumed $10,000 investment in AB Emerging Markets Multi-Asset Portfolio Class A shares (from 3/31/2012 to 3/31/2022) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2022 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-13.12%	-16.82%

5 Years	2.84%	1.94%

10 Years	2.01%	1.57%

CLASS C SHARES

1 Year	-13.78%	-14.62%

5 Years	2.07%	2.07%

10 Years[1]	1.27%	1.27%

ADVISOR CLASS SHARES[2]

1 Year	-12.87%	-12.87%

5 Years	3.09%	3.09%

10 Years	2.28%	2.28%

CLASS R SHARES[2]

1 Year	-13.31%	-13.31%

5 Years	2.58%	2.58%

10 Years	1.77%	1.77%

CLASS K SHARES[2]

1 Year	-13.16%	-13.16%

5 Years	2.84%	2.84%

10 Years	2.03%	2.03%

CLASS I SHARES[2]

1 Year	-12.97%	-12.97%

5 Years	3.09%	3.09%

10 Years	2.28%	2.28%

CLASS Z SHARES[2]

1 Year	-12.85%	-12.85%

Since Inception[3]	1.70%	1.70%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.65%, 2.41%, 1.40%, 2.11%, 1.81%, 1.25% and 1.32% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios, exclusive of expenses associated with acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense and extraordinary expenses, to 1.24%, 1.99%, 0.99%, 1.49%, 1.24%, 0.99% and 0.99% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before July 31, 2022. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 7/31/2017.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2022 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-16.82%

5 Years	1.94%

10 Years	1.57%

CLASS C SHARES

1 Year	-14.62%

5 Years	2.07%

10 Years[1]	1.27%

ADVISOR CLASS SHARES[2]

1 Year	-12.87%

5 Years	3.09%

10 Years	2.28%

CLASS R SHARES[2]

1 Year	-13.31%

5 Years	2.58%

10 Years	1.77%

CLASS K SHARES[2]

1 Year	-13.16%

5 Years	2.84%

10 Years	2.03%

CLASS I SHARES[2]

1 Year	-12.97%

5 Years	3.09%

10 Years	2.28%

CLASS Z SHARES[2]

1 Year	-12.85%

Since Inception[3]	1.70%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 7/31/2017.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value 10/1/2021	Ending Account Value 3/31/2022	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$885.10	$5.83	1.24%	$5.87	1.25%
Hypothetical**	$1,000	$1,018.75	$6.24	1.24%	$6.29	1.25%
Class C
Actual	$1,000	$881.90	$9.34	1.99%	$9.38	2.00%
Hypothetical**	$1,000	$1,015.01	$10.00	1.99%	$10.05	2.00%
Advisor Class
Actual	$1,000	$885.60	$4.65	0.99%	$4.70	1.00%
Hypothetical**	$1,000	$1,020.00	$4.99	0.99%	$5.04	1.00%
Class R
Actual	$1,000	$883.50	$7.00	1.49%	$7.04	1.50%
Hypothetical**	$1,000	$1,017.50	$7.49	1.49%	$7.54	1.50%
Class K
Actual	$1,000	$884.50	$5.83	1.24%	$5.87	1.25%
Hypothetical**	$1,000	$1,018.75	$6.24	1.24%	$6.29	1.25%
Class I
Actual	$1,000	$885.50	$4.65	0.99%	$4.70	1.00%
Hypothetical**	$1,000	$1,020.00	$4.99	0.99%	$5.04	1.00%
Class Z
Actual	$1,000	$885.90	$4.65	0.99%	$4.70	1.00%
Hypothetical**	$1,000	$1,020.00	$4.99	0.99%	$5.04	1.00%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

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PORTFOLIO SUMMARY

March 31, 2022 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $155.5

1

All data are as of March 31, 2022. The Fund’s security type and sector breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” sector weightings represent 1.2% or less in the following sectors: Emerging Markets–Treasuries, Funds and Investment Trusts, Health Care, Regional Bonds and Treasury Bonds.

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PORTFOLIO SUMMARY (continued)

March 31, 2022 (unaudited)

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets

Taiwan Semiconductor Manufacturing Co., Ltd.	$4,307,839	2.8%

Samsung Electronics Co., Ltd.	3,424,968	2.2

Agricultural Bank of China Ltd. – Class H	3,022,330	1.9

Hana Financial Group, Inc.	2,746,059	1.8

Hon Hai Precision Industry Co., Ltd.	2,669,420	1.7

China Hongqiao Group Ltd.	2,556,679	1.6

Petroleos Mexicanos	2,380,089	1.5

FPT Corp., Macquarie Bank Ltd.	2,183,666	1.4

Kia Corp.	2,177,002	1.4

MediaTek, Inc.	2,147,317	1.4

	$27,615,369	17.7%

1

All data are as of March 31, 2022. The Fund’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.5% or less in the following: Angola, Azerbaijan, Bahamas, Bahrain, Canada, Chile, Dominican Republic, Ecuador, Egypt, El Salvador, France, Gabon, Ghana, Greece, Guatemala, Hong Kong, Hungary, Israel, Ivory Coast, Jamaica, Japan, Kazakhstan, Kenya, Lebanon, Macau, Malaysia, Nigeria, Oman, Pakistan, Panama, Paraguay, Peru, Poland, Qatar, Romania, Russia, Saudi Arabia, Senegal, Sri Lanka, Switzerland, Thailand, Trinidad & Tobago, Ukraine, United Arab Emirates, United States, Uruguay, Venezuela and Zambia.

2	Long-term investments.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS

March 31, 2022

Company	Shares	U.S. $ Value

COMMON STOCKS – 55.7%
Financials – 14.2%
Banks – 10.2%
Absa Group Ltd.	1,149	$14,898
Agricultural Bank of China Ltd. – Class H	7,906,000	3,022,330
Al Rajhi Bank	4,891	208,766
Banco do Brasil SA	13,600	99,121
Banco Santander Chile	922,777	51,968
Bank for Foreign Trade of Vietnam JSC	109,200	392,519
Bank Mandiri Persero TBK PT	1,548,500	849,295
Bank of Beijing Co., Ltd. – Class A	12,600	9,058
Bank of Communications Co., Ltd. – Class A	121,900	97,753
Bank of Communications Co., Ltd. – Class H	880,000	630,007
Bank Polska Kasa Opieki SA	12,844	343,320
Bank Rakyat Indonesia Persero Tbk PT	51,800	16,731
Capitec Bank Holdings Ltd.	606	96,512
China CITIC Bank Corp., Ltd. – Class A	134,600	107,516
China CITIC Bank Corp., Ltd. – Class H	188,000	94,869
China Construction Bank Corp. – Class H	555,000	415,731
China Everbright Bank Co., Ltd. – Class A	187,300	97,010
China Everbright Bank Co., Ltd. – Class H	226,000	85,269
China Merchants Bank Co., Ltd. – Class H	12,000	93,413
Commercial International Bank Egypt SAE	2,471	6,226
CTBC Financial Holding Co., Ltd.	149,000	151,847
Grupo Elektra SAB DE CV	359	23,257
Grupo Financiero Banorte SAB de CV – Class O	2,279	17,166
Haci Omer Sabanci Holding AS	683,169	815,016
Halyk Savings Bank of Kazakhstan JSC (GDR)(a)	23,000	229,310
Hana Financial Group, Inc.	69,043	2,746,059
HDFC Bank Ltd.	77,167	1,486,223
Huaxia Bank Co., Ltd.	111,600	97,350
ICICI Bank Ltd.	4,722	45,038
Industrial Bank Co., Ltd. – Class A	442,160	1,429,825
Industrial Bank of Korea	10,519	93,476
Itau Unibanco Holding SA (Preference Shares)	5,400	31,168
Kasikornbank PCL (Foreign Shares)	1,300	6,283
KB Financial Group, Inc.	24,564	1,230,998
Malayan Banking Bhd	19,000	40,379
Metropolitan Bank & Trust Co.	482,210	529,906
Sberbank of Russia PJSC (Sponsored ADR)(b)(c)	34,674	– 0	–
Standard Bank Group Ltd.	1,556	19,332
Turkiye Is Bankasi AS – Class C	148,013	88,991

		15,813,936

Capital Markets – 0.7%
B3 SA – Brasil Bolsa Balcao	223,200	736,491
China International Capital Corp. Ltd.(a)	3,200	7,074
GF Securities Co., Ltd. – Class H	15,200	21,398

18 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Korea Investment Holdings Co., Ltd.	1,430	$91,869
Meritz Securities Co., Ltd.	18,259	98,137
NH Investment & Securities Co., Ltd.	9,584	89,616
Samsung Securities Co., Ltd.	2,591	88,975

		1,133,560

Consumer Finance – 0.2%
Manappuram Finance Ltd.	189,936	282,997
Muthoot Finance Ltd.	1,828	32,084

		315,081

Diversified Financial Services – 1.1%
Chailease Holding Co., Ltd.	24,000	210,512
Far East Horizon Ltd.	101,000	90,256
Fubon Financial Holding Co., Ltd.	464,507	1,233,368
REC Ltd.	54,340	87,976
Remgro Ltd.	3,779	38,745
Yuanta Financial Holding Co., Ltd.	14,000	12,826

		1,673,683

Insurance – 1.5%
AIA Group Ltd.	71,200	743,462
BB Seguridade Participacoes SA	5,500	29,527
Bupa Arabia for Cooperative Insurance Co.	1,872	89,321
Cathay Financial Holding Co., Ltd.	5,000	11,161
Co. for Cooperative Insurance (The)	4,422	84,481
DB Insurance Co., Ltd.	1,879	108,196
Max Financial Services Ltd.(d)	32,726	324,074
PICC Property & Casualty Co., Ltd. – Class H	900,000	916,466
Powszechny Zaklad Ubezpieczen SA	9,955	79,692

		2,386,380

Thrifts & Mortgage Finance – 0.5%
Housing Development Finance Corp., Ltd.	23,125	723,074

		22,045,714

Information Technology – 14.0%
Electronic Equipment, Instruments & Components – 3.0%
Hon Hai Precision Industry Co., Ltd.	727,000	2,669,420
Kingboard Holdings Ltd.	17,000	81,993
Samsung SDI Co., Ltd.	2,401	1,168,542
Sinbon Electronics Co., Ltd.	43,000	387,867
Synnex Technology International Corp.	37,000	96,580
Unimicron Technology Corp.	22,000	187,516
WPG Holdings Ltd.	47,000	91,563

		4,683,481

IT Services – 1.6%
GDS Holdings Ltd.(d)	153,896	745,023
GDS Holdings Ltd. (ADR)(d)	693	27,200

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

HCL Technologies Ltd.	4,320	$66,022
Infosys Ltd.	10,474	262,297
Infosys Ltd. (Sponsored ADR)	25,439	633,177
Mindtree Ltd.	1,725	97,055
Network International Holdings PLC(a)(d)	72,705	267,425
Tata Consultancy Services Ltd.	6,533	321,067
Tech Mahindra Ltd.	4,772	93,889

		2,513,155

Semiconductors & Semiconductor Equipment – 6.5%
ASE Technology Holding Co., Ltd.	26,000	92,650
Broadcom, Inc.	303	190,793
Flat Glass Group Co., Ltd.(d)	14,854	56,711
MediaTek, Inc.(d)	69,000	2,147,317
Novatek Microelectronics Corp.	86,000	1,264,520
Parade Technologies Ltd.	2,000	124,996
Powertech Technology, Inc.	21,000	69,176
Realtek Semiconductor Corp.	12,000	178,257
Silergy Corp.	1,000	117,251
Taiwan Semiconductor Manufacturing Co., Ltd.	210,000	4,307,839
United Microelectronics Corp.(d)	822,000	1,509,541
Vanguard International Semiconductor Corp.	3,000	12,918

		10,071,969

Technology Hardware, Storage & Peripherals – 2.9%
Catcher Technology Co., Ltd.	17,000	85,286
Samsung Electronics Co., Ltd.	59,853	3,424,968
Samsung Electronics Co., Ltd. (Preference Shares)	18,616	964,596

		4,474,850

		21,743,455

Consumer Discretionary – 7.5%
Auto Components – 0.1%
Balkrishna Industries Ltd.	2,227	62,120
Fuyao Glass Industry Group Co., Ltd. – Class H(a)	22,000	89,324

		151,444

Automobiles – 2.9%
BYD Co., Ltd.	3,500	97,354
Dongfeng Motor Group Co., Ltd. – Class H	360,000	269,290
Ford Otomotiv Sanayi AS	10,230	208,271
Hero MotoCorp Ltd.	1,657	49,837
Hyundai Motor Co.	85	12,541
Kia Corp.	35,943	2,177,002
Li Auto, Inc. (ADR)(d)	3,715	95,884
NIO, Inc. (ADR)(d)	30,435	640,657

20 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

SAIC Motor Corp., Ltd. – Class A	305,400	$813,027
XPeng, Inc. (ADR)(d)	3,802	104,897

		4,468,760

Diversified Consumer Services – 0.0%
Fu Shou Yuan International Group Ltd.	86,000	63,161

Hotels, Restaurants & Leisure – 1.9%
Despegar.com Corp.(d)	33,192	404,942
MakeMyTrip Ltd.(d)	30,796	826,257
OPAP SA	118,312	1,722,184
Shenzhen Overseas Chinese Town Co., Ltd. – Class A	38,900	44,905

		2,998,288

Household Durables – 0.0%
Coway Co. Ltd.	215	12,119

Internet & Direct Marketing Retail – 1.2%
Alibaba Group Holding Ltd.(d)	21,700	296,134
JD.com, Inc.(d)	43,639	1,239,998
Meituan – Class B(a)(d)	600	11,366
momo.com, Inc.	8,000	260,030
Naspers Ltd. – Class N	24	2,710
Pinduoduo, Inc. (ADR)(d)	1,163	46,648

		1,856,886

Multiline Retail – 0.1%
Lotte Shopping Co., Ltd.	1,178	92,509

Specialty Retail – 0.6%
China Tourism Group Duty Free Corp., Ltd. – Class A	11,900	305,523
Jarir Marketing Co.	1,708	89,493
JUMBO SA	6,027	89,798
Topsports International Holdings Ltd.(a)	320,000	265,965
Zhongsheng Group Holdings Ltd.	36,000	253,124

		1,003,903

Textiles, Apparel & Luxury Goods – 0.7%
ANTA Sports Products Ltd.	14,400	178,632
Bosideng International Holdings Ltd.(e)	206,000	95,448
Li Ning Co., Ltd.	59,000	500,990
LVMH Moet Hennessy Louis Vuitton SE	261	186,302
Page Industries Ltd.	80	45,308

		1,006,680

		11,653,750

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Materials – 6.3%
Chemicals – 0.6%
Advanced Petrochemical Co.	1,270	$23,769
Braskem SA (Preference Shares)	2,500	23,262
Nan Ya Plastics Corp.	13,000	42,082
Petronas Chemicals Group Bhd	27,500	62,786
PhosAgro PJSC (GDR)(a)(b)(c)	4,422	– 0	–
SABIC Agri-Nutrients Co.	190	9,168
Tosoh Corp.	48,200	712,372

		873,439

Construction Materials – 0.1%
Anhui Conch Cement Co., Ltd. – Class A	5,000	30,945
Anhui Conch Cement Co., Ltd. – Class H	12,500	63,931
China Resources Cement Holdings Ltd.	14,000	11,605

		106,481

Containers & Packaging – 0.0%
SCG Packaging PCL	16,800	30,568

Metals & Mining – 5.6%
Anglo American PLC	956	49,676
Baoshan Iron & Steel Co., Ltd. – Class A	601,100	636,575
China Hongqiao Group Ltd.	1,946,096	2,556,679
First Quantum Minerals Ltd.	1,261	43,656
Ganfeng Lithium Co., Ltd.(a)	2,600	36,579
Hindalco Industries Ltd.	240,449	1,793,900
Impala Platinum Holdings Ltd.	7,878	121,261
Kumba Iron Ore Ltd.	1,089	48,374
MMC Norilsk Nickel PJSC (ADR)(b)(c)	3,568	– 0	–
Polyus PJSC (GDR)(b)(c)(f)	284	– 0	–
POSCO Holdings, Inc.	7,620	1,827,838
Tata Steel Ltd.	89,782	1,535,944
Vale SA	2,600	52,207
Vedanta Ltd.	18,181	96,014

		8,798,703

		9,809,191

Communication Services – 2.6%
Diversified Telecommunication Services – 0.3%
Chunghwa Telecom Co., Ltd.	12,000	53,147
Emirates Telecommunications Group Co. PJSC	2,181	21,963
Hellenic Telecommunications Organization SA	4,827	87,282
LG Uplus Corp.	8,196	94,291
MultiChoice Group	10,405	93,800
Sarana Menara Nusantara Tbk PT	464,700	34,620
Telefonica Brasil SA	600	6,766
Telkom Indonesia Persero Tbk PT	289,800	92,200

		484,069

22 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Entertainment – 0.2%
G-bits Network Technology Xiamen Co., Ltd. – Class A	6,500	$366,843

Interactive Media & Services – 1.6%
Baidu, Inc. (Sponsored ADR)(d)	601	79,512
Kanzhun Ltd. (ADR)(d)	747	18,608
NAVER Corp.	2,864	795,989
Tencent Holdings Ltd.	36,600	1,687,053
Yandex NV – Class A(b)(c)(d)	11,500	– 0	–

		2,581,162

Media – 0.1%
Cheil Worldwide, Inc.	4,987	96,474

Wireless Telecommunication Services – 0.4%
Advanced Info Service PCL	2,800	19,621
America Movil SAB de CV	92,332	97,810
Far EasTone Telecommunications Co., Ltd.(d)	2,000	5,125
Globe Telecom, Inc.	1,445	70,919
MTN Group Ltd.	1,471	19,033
PLDT, Inc.	2,860	102,251
SK Telecom Co., Ltd.	1,927	90,103
Taiwan Mobile Co., Ltd.	15,000	54,890
Turkcell Iletisim Hizmetleri AS	58,271	89,521
Vodacom Group Ltd.	6,913	75,694

		624,967

		4,153,515

Utilities – 2.5%
Electric Utilities – 1.3%
Centrais Eletricas Brasileiras SA	900	7,180
Cia Energetica de Minas Gerais (Preference Shares)	112,600	359,720
CPFL Energia SA	10,600	71,846
Equatorial Energia SA	151,600	866,413
Korea Electric Power Corp.(d)	376	7,005
Manila Electric Co.	11,280	81,316
Power Grid Corp. of India Ltd.	73,148	208,540
Transmissora Alianca de Energia Eletrica SA	37,000	343,029

		1,945,049

Gas Utilities – 1.0%
GAIL India Ltd.	704,830	1,441,413
Kunlun Energy Co., Ltd.	146,000	126,178

		1,567,591

Independent Power and Renewable Electricity Producers – 0.2%
China Longyuan Power Group Corp., Ltd. – Class H	34,000	76,424
Colbun SA	382,036	31,333

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Gulf Energy Development PCL	54,800	$84,466
Huaneng Power International, Inc. – Class H(d)	60,000	25,449
NTPC Ltd.	53,808	95,428

		313,100

Water Utilities – 0.0%
Guangdong Investment Ltd.	20,000	27,249

		3,852,989

Industrials – 2.3%
Aerospace & Defense – 0.1%
AVIC Electromechanical Systems Co., Ltd.	40,100	68,010
Bharat Electronics Ltd.	33,725	93,290

		161,300

Air Freight & Logistics – 0.2%
Hyundai Glovis Co., Ltd.	414	65,280
InPost SA(d)	47,776	303,131

		368,411

Airlines – 0.1%
InterGlobe Aviation Ltd.(a)(d)	3,627	95,552
Korean Air Lines Co., Ltd.(d)	3,632	89,794

		185,346

Commercial Services & Supplies – 0.3%
China Everbright Environment Group Ltd.	60,000	36,012
S-1 Corp.	330	19,358
Sunny Friend Environmental Technology Co., Ltd.	52,000	372,315

		427,685

Construction & Engineering – 0.0%
China Railway Group Ltd. – Class H	34,000	18,937

Industrial Conglomerates – 0.5%
Bidvest Group Ltd. (The)	4,134	63,287
CITIC Ltd.	83,000	91,814
CJ Corp.	696	48,143
Industries Qatar QSC	13,947	72,695
KOC Holding AS	16,641	44,983
Refrigeration Electrical Engineering Corp.	107,680	384,103
Siemens Ltd.	296	9,211

		714,236

Machinery – 0.2%
China Yuchai International Ltd.	23,050	268,532
Haitian International Holdings Ltd.	9,000	23,208

		291,740

Marine – 0.1%
COSCO SHIPPING Holdings Co., Ltd.(d)	49,100	84,420
Evergreen Marine Corp. Taiwan Ltd.(d)	8,000	37,185
Yang Ming Marine Transport Corp.(d)	11,000	47,159

		168,764

24 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Professional Services – 0.0%
HeadHunter Group PLC (ADR)(b)(c)	18,930	$	– 0	–

Road & Rail – 0.1%
Daqin Railway Co., Ltd. – Class A	89,100		96,164

Trading Companies & Distributors – 0.2%
Barloworld Ltd.	25,240		200,296
BOC Aviation Ltd.(a)	1,600		12,568
Xiamen C & D, Inc.	55,000		109,707

			322,571

Transportation Infrastructure – 0.5%
Adani Ports & Special Economic Zone Ltd.	3,580		36,336
China Merchants Port Holdings Co., Ltd.	50,000		90,049
Grupo Aeroportuario del Centro Norte SAB de CV	41,734		310,644
Grupo Aeroportuario del Pacifico SAB de CV – Class B(d)	6,757		108,924
International Container Terminal Services, Inc.	21,070		91,277
Jiangsu Expressway Co., Ltd. – Class H	26,000		27,153
Shanghai International Port Group Co., Ltd.	101,700		87,296
Zhejiang Expressway Co., Ltd. – Class H	106,000		89,040

			840,719

			3,595,873

Energy – 2.2%
Oil, Gas & Consumable Fuels – 2.2%
Bharat Petroleum Corp., Ltd.	14,374		67,872
China Petroleum & Chemical Corp.	144,600		97,847
China Shenhua Energy Co., Ltd. – Class A	23,800		111,155
China Shenhua Energy Co., Ltd. – Class H	35,500		113,004
China Suntien Green Energy Corp. Ltd.	35,000		19,586
Exxaro Resources Ltd.	1,845		27,896
Gazprom PJSC (Sponsored ADR)(b)(c)	76,890		– 0	–
GS Holdings Corp.	2,137		77,179
Hindustan Petroleum Corp., Ltd.	25,226		89,359
Indian Oil Corp. Ltd.	53,670		83,998
LUKOIL PJSC (Sponsored ADR)(b)(c)	18,789		– 0	–
Oil & Natural Gas Corp., Ltd.	3,790		8,143
Parex Resources, Inc.	6,774		138,986
PetroChina Co., Ltd. – Class H	4,128,000		2,096,268
Petroleo Brasileiro SA	14,100		104,364
Petroleo Brasileiro SA (Preference Shares)	14,900		104,684
PTT PCL	21,600		25,010
Saudi Arabian Oil Co.(a)	8,136		93,326
Shaanxi Coal Industry Co., Ltd.	4,600		11,907
Yankuang Energy Group Co., Ltd. – Class H	38,000		112,788

			3,383,372

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Consumer Staples – 1.7%
Beverages – 0.1%
Anhui Kouzi Distillery Co., Ltd. – Class A	2,000	$16,902
Coca-Cola Femsa SAB de CV	17,505	96,396
Jiangsu Yanghe Brewery Joint-Stock Co., Ltd. – Class A	4,000	84,724
Wuliangye Yibin Co., Ltd. – Class A	2,200	53,312

		251,334

Food & Staples Retailing – 0.4%
Avenue Supermarts Ltd.(a)(d)	621	32,598
Cencosud SA	21,336	42,032
Magnit PJSC (Sponsored GDR)(a)(b)(c)	5,893	– 0	–
Shoprite Holdings Ltd.	5,834	94,164
Wal-Mart de Mexico SAB de CV	102,893	421,660
X5 Retail Group NV (GDR)(b)(c)(f)	23,937	– 0	–

		590,454

Food Products – 1.1%
Britannia Industries Ltd.	345	14,558
China Feihe Ltd.(a)	64,384	63,388
Dali Foods Group Co., Ltd.(a)	33,500	17,477
JBS SA	12,500	97,746
Minerva SA/Brazil	451,100	1,199,510
Nestle India Ltd.	58	13,259
Nestle SA (REG)	1,434	186,447
Uni-President Enterprises Corp.	40,000	91,287

		1,683,672

Tobacco – 0.1%
Eastern Co. SAE	41,837	27,431
Gudang Garam Tbk PT	6,300	13,848
ITC Ltd.	12,321	40,544
KT&G Corp.	1,358	90,348

		172,171

		2,697,631

Real Estate – 1.5%
Real Estate Management & Development – 1.5%
A-Living Smart City Services Co., Ltd. – Class H(a)(e)	402,750	557,602
Aldar Properties PJSC	74,507	99,739
China Aoyuan Group Ltd.	411,000	61,350
Country Garden Services Holdings Co., Ltd.	68,000	286,458
Hopson Development Holdings Ltd.	8,040	15,195
Logan Group Co. Ltd.	170,000	47,954
Longfor Group Holdings Ltd.(a)	97,000	496,172

26 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Poly Developments and Holdings Group Co., Ltd. – Class A		95,200	$265,150
Times China Holdings Ltd.		49,000	16,208
Vincom Retail JSC(d)		308,840	450,497

			2,296,325

Health Care – 0.9%
Biotechnology – 0.0%
BeiGene Ltd. (Sponsored ADR)(d)		33	6,224

Health Care Providers & Services – 0.3%
Sinopharm Group Co., Ltd. – Class H		23,600	53,573
Universal Vision Biotechnology Co., Ltd.		41,000	398,000

			451,573

Life Sciences Tools & Services – 0.1%
Divi’s Laboratories Ltd.		1,528	88,381

Pharmaceuticals – 0.5%
China Medical System Holdings Ltd.		110,000	171,555
CSPC Pharmaceutical Group Ltd.		28,000	32,084
Genomma Lab Internacional SAB de CV – Class B		396,290	434,146
Richter Gedeon Nyrt		10,720	226,608

			864,393

			1,410,571

Total Common Stocks (cost $78,292,447)			86,642,386

		Principal Amount (000)
FIXED INCOME – 39.5%
Sovereign Bonds – 21.1%
Angolan Government International Bond
9.125%, 11/26/2049(a)	U.S.$	779	757,805
9.375%, 05/08/2048(a)		248	245,520
Argentine Republic Government International Bond
0.50%, 07/09/2030		1,789	599,440
1.00%, 07/09/2029		236	80,690
1.125%, 07/09/2035		2,346	714,429
2.00%, 01/09/2038		1,249	471,461
2.50%, 07/09/2041		210	74,018
Bahamas Government International Bond 8.95%, 10/15/2032(a)		319	254,363
Bahrain Government International Bond
6.00%, 09/19/2044(a)		210	183,396
6.75%, 09/20/2029(a)		244	257,084
7.00%, 10/12/2028(a)		334	361,555

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Brazilian Government International Bond 2.875%, 06/06/2025	U.S.$	385	$377,877
Colombia Government International Bond
3.125%, 04/15/2031		950	803,819
5.00%, 06/15/2045		502	423,029
6.125%, 01/18/2041		260	252,249
Dominican Republic International Bond 5.50%, 01/27/2025-02/22/2029(a)		783	777,216
5.875%, 01/30/2060(a)		261	221,899
6.40%, 06/05/2049(a)		364	340,294
6.50%, 02/15/2048(a)		298	283,621
8.625%, 04/20/2027(a)		119	130,008
Ecuador Government International Bond Zero Coupon, 07/31/2030(a)		106	58,789
0.50%, 07/31/2040(a)		446	254,464
1.00%, 07/31/2035(a)		900	584,902
5.00%, 07/31/2030(a)		372	309,637
Egypt Government International Bond 3.875%, 02/16/2026(a)		359	321,305
5.875%, 06/11/2025(a)		313	307,522
7.30%, 09/30/2033(a)		217	188,790
7.50%, 02/16/2061(a)		236	187,030
7.60%, 03/01/2029(a)		302	286,145
7.903%, 02/21/2048(a)		300	243,000
8.15%, 11/20/2059(a)		305	250,863
8.50%, 01/31/2047(a)		305	259,250
El Salvador Government International Bond 5.875%, 01/30/2025(a)		87	48,503
6.375%, 01/18/2027(a)		294	143,325
7.125%, 01/20/2050(a)		197	89,635
7.625%, 02/01/2041(a)		775	352,625
7.65%, 06/15/2035(a)		57	26,790
7.75%, 01/24/2023(a)		63	51,345
8.625%, 02/28/2029(a)		226	108,480
Gabon Government International Bond 6.625%, 02/06/2031(a)		200	188,788
7.00%, 11/24/2031(a)		200	190,250
Ghana Government International Bond 7.75%, 04/07/2029(a)		243	176,175
7.875%, 03/26/2027-02/11/2035(a)		936	664,128
8.125%, 03/26/2032(a)		200	142,000
8.95%, 03/26/2051(a)		266	184,870
Guatemala Government Bond 4.375%, 06/05/2027(a)		661	665,255
4.65%, 10/07/2041(a)		215	199,587
Hungary Government International Bond 2.125%, 09/22/2031(a)		357	323,598

28 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Indonesia Government International Bond 2.85%, 02/14/2030	U.S.$	200	$196,413
3.85%, 10/15/2030		315	331,498
4.125%, 01/15/2025(a)		380	392,302
Ivory Coast Government International Bond 6.125%, 06/15/2033(a)		793	763,907
6.375%, 03/03/2028(a)		295	299,480
Jamaica Government International Bond 8.00%, 03/15/2039		108	139,509
Lebanon Government International Bond 6.00%, 01/27/2023(a)(d)(h)		36	4,203
6.65%, 04/22/2024(a)(d)(h)		57	6,726
6.85%, 03/23/2027(a)(d)(h)		481	56,608
Series E 6.10%, 10/04/2022(a)(d)(h)		216	25,016
Series G 6.20%, 02/26/2025(a)(d)(h)		206	24,244
6.60%, 11/27/2026(a)(d)(h)		170	20,060
Malaysia Wakala Sukuk Bhd 3.075%, 04/28/2051(a)		706	641,269
Mexico Government International Bond 4.75%, 03/08/2044		140	138,250
5.00%, 04/27/2051		249	252,486
Nigeria Government International Bond 6.125%, 09/28/2028(a)		401	367,241
7.375%, 09/28/2033(a)		363	329,604
7.625%, 11/28/2047(a)		463	383,711
7.696%, 02/23/2038(a)		240	208,800
8.25%, 09/28/2051(a)		200	173,750
Oman Government International Bond 4.875%, 02/01/2025(a)		205	209,100
6.75%, 01/17/2048(a)		386	384,552
Pakistan Government International Bond 6.00%, 04/08/2026(a)		200	156,022
6.875%, 12/05/2027(a)		325	254,069
7.375%, 04/08/2031(a)		222	163,194
Panama Bonos del Tesoro Series DOM 3.362%, 06/30/2031		350	327,206
Panama Government International Bond 3.16%, 01/23/2030		447	436,887
3.87%, 07/23/2060		405	355,843
Panama Notas del Tesoro 3.75%, 04/17/2026		290	293,136
Paraguay Government International Bond 3.849%, 06/28/2033(a)		223	214,470
4.95%, 04/28/2031(a)		208	217,789
5.00%, 04/15/2026(a)		205	213,687

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Perusahaan Penerbit SBSN Indonesia III 4.15%, 03/29/2027(a)	U.S.$	200	$210,600
Philippine Government International Bond 3.00%, 02/01/2028		330	331,274
3.20%, 07/06/2046		281	252,580
3.229%, 03/29/2027		225	228,094
3.556%, 09/29/2032		515	528,575
4.20%, 03/29/2047		200	208,500
Qatar Government International Bond 4.40%, 04/16/2050(a)		864	968,760
4.50%, 04/23/2028(a)		300	326,625
5.103%, 04/23/2048(a)		239	292,177
Republic of Kenya Government International Bond 6.875%, 06/24/2024(a)		298	298,372
8.00%, 05/22/2032(a)		346	334,755
Republic of South Africa Government International Bond 4.85%, 09/27/2027		550	552,681
5.00%, 10/12/2046		260	216,905
Romanian Government International Bond 3.00%, 02/14/2031(a)		174	161,168
3.625%, 03/27/2032(a)		172	162,755
4.00%, 02/14/2051(a)		210	183,750
Russian Foreign Bond – Eurobond 5.25%, 06/23/2047(a)		800	168,000
5.625%, 04/04/2042(a)		200	66,000
Saudi Government International Bond 3.25%, 10/22/2030(a)		260	261,300
4.625%, 10/04/2047(a)		310	332,475
5.25%, 01/16/2050(a)		201	237,934
Senegal Government International Bond 4.75%, 03/13/2028(a)	EUR	400	424,800
6.75%, 03/13/2048(a)	U.S.$	200	172,100
Sharjah Sukuk Ltd. 3.764%, 09/17/2024(a)		224	228,439
Sri Lanka Government International Bond 6.20%, 05/11/2027(a)		522	246,702
7.85%, 03/14/2029(a)		240	113,426
Turkey Government International Bond 4.875%, 04/16/2043		1,179	835,100
5.75%, 05/11/2047		280	208,303
Ukraine Government International Bond 6.75%, 06/20/2026(a)	EUR	173	76,553
6.876%, 05/21/2029(a)	U.S.$	484	198,440
7.375%, 09/25/2032(a)		281	115,913
7.75%, 09/01/2023-09/01/2027(a)		1,259	579,003

30 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Uruguay Government International Bond 4.375%, 01/23/2031	U.S.$	149	$161,630
4.975%, 04/20/2055		17	20,308
5.10%, 06/18/2050		49	57,968
Venezuela Government International Bond 11.95%, 08/05/2031(a)(d)(h)		265	23,805
12.75%, 08/23/2022(a)(d)(h)		564	50,769
Zambia Government International Bond 8.97%, 07/30/2027(a)(d)(h)		825	581,264

Total Sovereign Bonds (cost $38,012,910)			32,815,659

Corporate Bonds – 9.0%
Acu Petroleo Luxembourg SARL 7.50%, 01/13/2032(a)		250	228,437
Adani Electricity Mumbai Ltd. 3.949%, 02/12/2030(a)		200	180,743
Adani Green Energy Ltd. 4.375%, 09/08/2024(a)		200	195,750
AES Panama Generation Holdings SRL 4.375%, 05/31/2030(a)		315	296,887
Alfa Desarrollo SpA 4.55%, 09/27/2051(a)		364	312,144
Bangkok Bank PCL/Hong Kong 3.733%, 09/25/2034(a)		200	186,475
Bank Hapoalim BM 3.255%, 01/21/2032(a)		355	326,653
Bidvest Group UK PLC (The) 3.625%, 09/23/2026(a)		365	341,275
Braskem Idesa SAPI 7.45%, 11/15/2029(a)		219	221,409
Braskem Netherlands Finance BV 4.50%, 01/10/2028(a)		200	197,055
BRF SA 4.875%, 01/24/2030(a)		200	190,025
CA Magnum Holdings 5.375%, 10/31/2026(a)		200	195,000
Cemex SAB de CV 7.375%, 06/05/2027(a)		200	214,250
Cemig Geracao e Transmissao SA 9.25%, 12/05/2024(a)		200	217,100
Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL 5.25%, 04/27/2029(a)		66	65,670
Central China Real Estate Ltd. 7.75%, 05/24/2024(a)		260	112,905

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Chile Electricity Pec SpA Zero Coupon, 01/25/2028(a)	U.S.$	446	$336,256
China Aoyuan Group Ltd. 5.88%, 03/01/2027(a)(d)(h)		260	41,600
Colbun SA 3.95%, 10/11/2027(a)		263	265,788
Digicel Group Holdings Ltd. 7.00%, 04/18/2022(f)(i)(j)		17	13,430
10.00% (8.00% Cash and 2.00% PIK), 04/01/2024(i)		252	251,003
Ecopetrol SA 6.875%, 04/29/2030		401	421,451
Embraer Netherlands Finance BV 5.40%, 02/01/2027		79	79,148
6.95%, 01/17/2028(a)		250	263,641
Empresa Generadora de Electricidad Haina SA 5.625%, 11/08/2028(a)		250	230,000
Empresas Publicas de Medellin ESP 4.25%, 07/18/2029(a)		200	177,040
8.375%, 11/08/2027	COP	418,000	95,035
Enel Chile SA 4.875%, 06/12/2028	U.S.$	158	163,674
Gran Tierra Energy International Holdings Ltd. 6.25%, 02/15/2025(a)		200	185,310
Greenko Solar Mauritius Ltd. 5.95%, 07/29/2026(a)		200	201,500
Huarong Finance II Co., Ltd. 5.00%, 11/19/2025(a)		261	261,652
IHS Holding Ltd. 5.625%, 11/29/2026(a)		200	188,500
India Clean Energy Holdings 4.50%, 04/18/2027(a)		200	182,500
Industrias Penoles SAB de CV 4.15%, 09/12/2029(a)		200	199,975
Infraestructura Energetica Nova SAB de CV 3.75%, 01/14/2028(a)		334	328,322
Intercorp Financial Services, Inc. 4.125%, 10/19/2027(a)		200	188,287
JSW Hydro Energy Ltd. 4.125%, 05/18/2031(a)		193	179,490
JSW Infrastructure Ltd. 4.95%, 01/21/2029(a)		200	190,287
Kaisa Group Holdings Ltd. 10.50%, 01/15/2025(a)(d)(h)		200	36,000
Kosmos Energy Ltd. 7.50%, 03/01/2028(a)		200	191,500

32 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Leviathan Bond Ltd. 6.75%, 06/30/2030(a)	U.S.$	87	$89,141
Light Servicos de Eletricidade SA/Light Energia SA 4.375%, 06/18/2026(a)		254	237,490
Lima Metro Line 2 Finance Ltd. 4.35%, 04/05/2036(a)		334	332,050
Minejesa Capital BV 5.625%, 08/10/2037(a)		215	195,556
NBM US Holdings, Inc. 7.00%, 05/14/2026(a)		205	211,997
Odebrecht Holdco Finance Ltd. Zero Coupon, 09/10/2058(a)		132	794
OEC Finance Ltd. 7.125%, 12/26/2046(a)(i)		119	4,176
Oi Movel SA 8.75%, 07/30/2026(a)		200	204,037
Petrobras Global Finance BV 7.375%, 01/17/2027		432	479,520
8.75%, 05/23/2026		158	184,347
Power Finance Corp. Ltd. Series G 3.35%, 05/16/2031(a)		205	185,779
Powerlong Real Estate Holdings Ltd. 5.95%, 04/30/2025(a)		225	81,000
Prosus NV 3.257%, 01/19/2027(a)		200	183,000
3.68%, 01/21/2030(a)		318	280,237
Ronshine China Holdings Ltd. 7.10%, 01/25/2025(a)		200	30,000
Scenery Journey Ltd. 12.00%, 10/24/2023(a)(d)(h)		205	18,450
SEPLAT Energy PLC 7.75%, 04/01/2026(a)		200	190,500
Shimao Group Holdings Ltd. 5.20%, 01/16/2027(a)		200	54,000
SierraCol Energy Andina LLC 6.00%, 06/15/2028(a)		200	179,913
Stillwater Mining Co. 4.00%, 11/16/2026(a)		358	344,575
Studio City Finance Ltd. 6.50%, 01/15/2028(a)		200	170,000
Sunac China Holdings Ltd. 5.95%, 04/26/2024(a)		270	66,150
Tengizchevroil Finance Co. International Ltd. 3.25%, 08/15/2030(a)		305	246,135

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Times China Holdings Ltd. 6.20%, 03/22/2026(a)	U.S.$	200	$74,000
Tonon Luxembourg SA 6.50% (0.50% Cash and 6.00% PIK), 10/31/2024(b)(c)(d)(f)(h)(i)		105	– 0	–
TransJamaican Highway Ltd. 5.75%, 10/10/2036(a)		156	153,922
Tullow Oil PLC 10.25%, 05/15/2026(a)		238	239,785
Vedanta Resources Finance II PLC 13.875%, 01/21/2024(a)		355	371,419
Virgolino de Oliveira Finance SA 11.75%, 02/09/2022(b)(c)(d)(f)(k)		202	20
Volcan Cia Minera SAA 4.375%, 02/11/2026(a)		177	169,478
Weibo Corp. 3.375%, 07/08/2030		200	169,825
Wynn Macau Ltd. 5.625%, 08/26/2028(a)		200	168,960
Xiaomi Best Time International Ltd. 2.875%, 07/14/2031(a)		215	184,834
Yuzhou Group Holdings Co., Ltd. 6.35%, 01/13/2027(a)		260	36,400
Zorlu Yenilenebilir Enerji AS 9.00%, 06/01/2026(a)		285	240,967

Total Corporate Bonds (cost $16,023,101)			13,931,624

Quasi-Sovereign Bonds – 7.9%
Aeropuerto Internacional de Tocumen SA 4.00%, 08/11/2041(a)		200	182,475
5.125%, 08/11/2061(a)		200	182,350
Comision Federal de Electricidad 3.348%, 02/09/2031(a)		200	175,350
4.677%, 02/09/2051(a)		200	163,475
5.00%, 09/29/2036(a)		237	231,667
Corp. Nacional del Cobre de Chile 3.75%, 01/15/2031(a)		200	200,000
DP World Ltd./United Arab Emirates 4.70%, 09/30/2049(a)		200	194,225
Empresa de Transporte de Pasajeros Metro SA 3.65%, 05/07/2030(a)		200	199,538
5.00%, 01/25/2047(a)		200	202,100
Eskom Holdings SOC Ltd. 7.125%, 02/11/2025(a)		485	467,782
8.45%, 08/10/2028(a)		279	271,397

34 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Export-Import Bank of China (The) 4.00%, 11/28/2047(a)	U.S.$	593	$629,742
Indonesia Asahan Aluminium Persero PT 5.80%, 05/15/2050(a)		200	201,100
KazMunayGas National Co. JSC 4.75%, 04/19/2027(a)		400	382,325
5.75%, 04/19/2047(a)		200	177,225
KazMunayGas National Co., JSC 6.375%, 10/24/2048(a)		200	189,750
Lamar Funding Ltd. 3.958%, 05/07/2025(a)		364	356,447
NAK Naftogaz Ukraine via Kondor Finance PLC 7.375%, 07/19/2022(f)		200	67,600
7.625%, 11/08/2026(f)		200	60,000
Oil and Gas Holding Co. BSCC (The) 7.50%, 10/25/2027(a)		459	484,245
7.625%, 11/07/2024(a)		200	210,500
Pertamina Persero PT 2.30%, 02/09/2031(a)		1,770	1,566,645
5.625%, 05/20/2043(a)		200	212,350
Petroleos de Venezuela SA 5.375%, 04/12/2027(a)(d)(h)		226	15,235
6.00%, 11/15/2026(a)(d)(h)		220	14,850
9.00%, 11/17/2021(a)(d)(k)		128	8,670
Petroleos Mexicanos 5.95%, 01/28/2031		166	153,044
6.50%, 03/13/2027		154	155,810
6.70%, 02/16/2032(a)		651	618,450
6.75%, 09/21/2047		324	260,156
6.875%, 08/04/2026		383	399,737
6.95%, 01/28/2060		979	792,892
Petronas Capital Ltd. 4.55%, 04/21/2050(a)		395	443,190
4.80%, 04/21/2060(a)		395	458,958
Qatar Energy 3.30%, 07/12/2051(a)		706	649,520
Sinopec Group Overseas Development 2018 Ltd. 2.70%, 05/13/2030(a)		347	325,340
State Agency of Roads of Ukraine 6.25%, 06/24/2028(f)		360	135,000
State Oil Co. of the Azerbaijan Republic 6.95%, 03/18/2030(a)		321	355,668
State Savings Bank of Ukraine Via SSB #1 PLC 9.625%, 03/20/2025(a)		72	36,000

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Transnet SOC Ltd. 4.00%, 07/26/2022(a)	U.S.$	200	$195,690
Trinidad Generation UnLtd 5.25%, 11/04/2027(a)		200	198,250

Total Quasi-Sovereign Bonds (cost $13,060,424)			12,224,748

Treasury Bonds – 1.2%
Peru Government Bond 5.94%, 02/12/2029	PEN	2,030	534,457
U.S. Treasury Bonds 2.00%, 11/15/2041	U.S.$	1,435	1,300,469

Total Treasury Bonds (cost $2,124,150)			1,834,926

Emerging Markets - Treasuries – 0.3%
Brazil Letras do Tesouro Nacional Series LTN Zero Coupon, 01/01/2024 (cost $485,414)	BRL	3,055	524,419

Regional Bonds – 0.0%
Provincia de Neuquen Argentina 4.625%, 04/27/2030(a) (cost $70,231)	U.S.$	70	40,031

Total Fixed Income (cost $69,776,230)			61,371,407

		Shares
EQUITY LINKED NOTES – 1.4%
Information Technology – 1.4%
IT Services – 1.4%
FPT Corp., Macquarie Bank Ltd., expiring 03/31/2023(d) (cost $735,562)		466,131	2,183,666

INVESTMENT COMPANIES – 0.2%
Funds and Investment Trusts – 0.2%
DCVFMVN30 ETF Fund(d)(g) (cost $97,798)		239,030	264,480

36 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Notional Amount	U.S. $ Value

OPTIONS PURCHASED – 0.0%
Options Purchased - Puts – 0.0%
Swaptions – 0.0%
CDX-NAHY Series 37, 5 Year Index Expiration: May 2022; Contracts: 62,000; Exercise Rate: 1.00%; Counterparty: Morgan Stanley Capital Services LLC(d)	USD	62,000	$128
CDX-NAHY Series 37, 5 Year Index Expiration: May 2022; Contracts: 6,290,000; Exercise Rate: 0.99%; Counterparty: Morgan Stanley Capital Services LLC(d)		6,290,000	10,472

Total Options Purchased – Puts (premiums paid $66,740)			10,600

		Principal Amount (000)
SHORT-TERM INVESTMENTS – 0.2%
Time Deposits – 0.2%
BBH, Grand Cayman (1.30)%,04/01/2022	CHF	1	1,427
(0.30)%,04/01/2022	SEK	9	985
(0.19)%,04/01/2022	AUD	7	5,129
0.10%, 04/01/2022	NOK	2	196
0.25%, 04/01/2022	GBP	2	3,196
5.40%, 04/01/2022	ZAR	155	10,596
Citibank, London (0.78)%,04/01/2022	EUR	27	30,257
Hong Kong & Shanghai Bank, Hong Kong 0.00%, 04/01/2022	HKD	179	22,830
Hong Kong & Shanghai Bank, Singapore 0.10%, 04/01/2022	SGD	1	665
Royal Bank of Canada, Toronto 0.07%, 04/01/2022	CAD	6	5,032
Sumitomo, Tokyo (0.38)%,04/01/2022	JPY	6,654	54,658
0.15%, 04/01/2022	U.S.$	149	148,663

Total Time Deposits (cost $283,634)			283,634

Total Investments Before Security Lending Collateral for Securities Loaned – 97.0% (cost $149,252,411)			150,756,173

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 37

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.3%
Investment Companies – 0.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.19%(g)(l)(m) (cost $476,856)	476,856	$476,856

Total Investments – 97.3% (cost $149,729,267)		151,233,029
Other assets less liabilities – 2.7%		4,242,744

Net Assets – 100.0%		$155,475,773

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
FTSE China A50 Index Futures	137	April 2022	$1,876,870	$31,411
Hang Seng China Enterprises Index Futures	68	April 2022	3,188,632	(110,354)
MSCI Emerging Markets Futures	154	June 2022	8,666,350	(109,770)
U.S. T-Note 10 Yr (CBT) Futures	42	June 2022	5,160,750	(141,406)
U.S. Ultra Bond (CBT) Futures	7	June 2022	1,239,875	(42,641)

				$(372,760)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	1,638	INR	123,283	04/07/2022	$(12,893)
Bank of America, NA	USD	388	TWD	10,675	04/28/2022	(15,229)
Bank of America, NA	USD	1,172	PLN	4,677	05/06/2022	(62,146)
Bank of America, NA	CLP	773,856	USD	971	05/25/2022	(3,966)
Barclays Bank PLC	BRL	34,443	USD	7,270	04/04/2022	35,501
Barclays Bank PLC	USD	6,743	BRL	34,443	04/04/2022	490,859
Barclays Bank PLC	INR	79,583	USD	1,059	04/07/2022	9,950
Barclays Bank PLC	IDR	63,899,976	USD	4,435	04/28/2022	(16,823)
Barclays Bank PLC	TWD	6,192	USD	226	04/28/2022	9,491
Barclays Bank PLC	USD	1,215	IDR	17,528,004	04/28/2022	6,142
Barclays Bank PLC	USD	1,934	CLP	1,573,406	05/25/2022	47,491
Barclays Bank PLC	MYR	58,712	USD	13,978	06/16/2022	77,581
Barclays Bank PLC	USD	3,722	MYR	15,822	06/16/2022	23,624
Barclays Bank PLC	USD	1,971	MYR	8,269	06/16/2022	(13,495)

38 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	USD	474	INR	35,749	04/07/2022	$(2,449)
BNP Paribas SA	IDR	3,604,177	USD	252	04/28/2022	466
BNP Paribas SA	IDR	3,983,900	USD	277	04/28/2022	(95)
BNP Paribas SA	KRW	3,811,467	USD	3,200	04/28/2022	64,387
BNP Paribas SA	TWD	86,956	USD	3,039	04/29/2022	916
Brown Brothers Harriman & Co.	TRY	18,792	USD	1,280	04/07/2022	1,302
Brown Brothers Harriman & Co.	USD	467	ZAR	7,043	04/21/2022	13,611
Brown Brothers Harriman & Co.	CZK	9,569	USD	421	05/06/2022	(10,840)
Brown Brothers Harriman & Co.	USD	426	PLN	1,841	05/06/2022	10,712
Brown Brothers Harriman & Co.	USD	173	MXN	3,518	05/19/2022	2,388
Brown Brothers Harriman & Co.	THB	107,133	USD	3,221	06/16/2022	(4,262)
Brown Brothers Harriman & Co.	USD	4,480	THB	149,666	06/16/2022	26,367
Citibank, NA	BRL	14,085	USD	2,764	04/04/2022	(194,178)
Citibank, NA	USD	2,973	BRL	14,085	04/04/2022	(14,518)
Citibank, NA	PHP	38,610	USD	748	04/28/2022	2,721
Citibank, NA	CZK	21,463	USD	991	05/06/2022	22,249
Citibank, NA	HUF	912,745	USD	2,902	05/06/2022	166,088
Credit Suisse International	USD	2,362	ZAR	35,681	04/21/2022	74,987
Credit Suisse International	CZK	79,347	USD	3,485	05/06/2022	(97,297)
Credit Suisse International	HUF	176,605	USD	515	05/06/2022	(14,422)
Credit Suisse International	USD	842	PLN	3,638	05/06/2022	21,127
Credit Suisse International	CNH	88,983	USD	13,971	05/18/2022	7,930
Credit Suisse International	USD	10,913	CNH	70,025	05/18/2022	75,595
Deutsche Bank AG	BRL	20,358	USD	4,232	04/04/2022	(43,515)
Deutsche Bank AG	USD	4,297	BRL	20,358	04/04/2022	(20,983)
Deutsche Bank AG	USD	1,981	ZAR	29,869	04/21/2022	58,172
Deutsche Bank AG	PHP	370,204	USD	7,179	04/28/2022	37,905
Deutsche Bank AG	USD	4,734	PHP	244,245	04/28/2022	(22,713)
Deutsche Bank AG	USD	5,252	TWD	149,283	04/28/2022	(36,322)
Deutsche Bank AG	TWD	92,872	USD	3,343	04/29/2022	98,667
Deutsche Bank AG	USD	994	TWD	28,251	04/29/2022	(6,478)
Deutsche Bank AG	USD	4,200	BRL	20,358	05/03/2022	42,077
Deutsche Bank AG	CZK	14,489	USD	645	05/06/2022	(8,879)
Deutsche Bank AG	USD	4,663	CZK	100,810	05/06/2022	(112,530)
Deutsche Bank AG	USD	717	HUF	245,172	05/06/2022	17,751
Deutsche Bank AG	USD	5,074	HUF	1,604,493	05/06/2022	(263,609)
Goldman Sachs Bank USA	USD	1,529	IDR	22,050,396	04/28/2022	7,185
Goldman Sachs Bank USA	USD	1,474	KRW	1,767,057	04/28/2022	(20,444)
Goldman Sachs Bank USA	USD	12,945	PHP	673,258	04/28/2022	42,453
Goldman Sachs Bank USA	PEN	5,123	USD	1,351	05/25/2022	(35,000)
Goldman Sachs Bank USA	USD	97	COP	372,217	05/25/2022	1,039
Goldman Sachs Bank USA	USD	12,481	MYR	52,981	06/16/2022	62,955
Goldman Sachs Bank USA	USD	1,348	MYR	5,677	06/16/2022	(3,732)
HSBC Bank USA	INR	193,285	USD	2,532	04/07/2022	(15,608)

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 39

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
HSBC Bank USA	USD	3,204	INR	246,021	04/07/2022	$38,335
HSBC Bank USA	USD	1,308	INR	98,285	04/07/2022	(12,973)
HSBC Bank USA	ZAR	42,159	USD	2,884	04/21/2022	4,952
HSBC Bank USA	KRW	3,079,637	USD	2,587	04/28/2022	53,719
HSBC Bank USA	KRW	3,276,029	USD	2,684	04/28/2022	(11,467)
HSBC Bank USA	PHP	32,934	USD	635	04/28/2022	(506)
HSBC Bank USA	USD	775	PLN	3,348	05/06/2022	19,493
HSBC Bank USA	PEN	1,273	USD	338	05/25/2022	(6,515)
JPMorgan Chase Bank, NA	USD	1,688	ZAR	26,032	04/21/2022	89,278
JPMorgan Chase Bank, NA	USD	2,423	TWD	66,399	04/28/2022	(103,540)
JPMorgan Chase Bank, NA	USD	775	PLN	3,348	05/06/2022	19,621
Morgan Stanley Capital Services LLC	INR	529,347	USD	7,011	04/07/2022	34,402
Morgan Stanley Capital Services LLC	USD	3,943	INR	298,877	04/07/2022	(3,757)
Morgan Stanley Capital Services LLC	ZAR	55,901	USD	3,643	04/21/2022	(173,969)
Morgan Stanley Capital Services LLC	KRW	3,160,127	USD	2,636	04/28/2022	36,027
Morgan Stanley Capital Services LLC	KRW	5,795,876	USD	4,676	04/28/2022	(91,924)
Morgan Stanley Capital Services LLC	PHP	165,350	USD	3,135	04/28/2022	(55,105)
Morgan Stanley Capital Services LLC	TWD	220,164	USD	8,018	04/28/2022	325,758
Morgan Stanley Capital Services LLC	PLN	8,316	USD	2,086	05/06/2022	112,778
Morgan Stanley Capital Services LLC	CNH	57,459	USD	9,006	05/18/2022	(10,491)
Morgan Stanley Capital Services LLC	USD	620	MXN	12,711	05/19/2022	13,501
Morgan Stanley Capital Services LLC	MYR	13,235	USD	3,136	06/16/2022	2,744
Morgan Stanley Capital Services LLC	INR	298,877	USD	3,904	07/07/2022	14,023

						$801,647

CREDIT DEFAULT SWAPTIONS WRITTEN (see Note D)

Description	Counterparty	Buy/Sell Protection	Strike Rate	Expiration Month	Notional Amount (000)		Premiums Received	Market Value
Put
CDX-NAHY Series 37, 5 Year Index	Morgan Stanley Capital Services LLC	Sell	97.00%	May 2022	USD	62	$409	$(71)
CDX-NAHY Series 37, 5 Year Index	Morgan Stanley Capital Services LLC	Sell	97.00	May 2022	USD	6,290	44,030	(7,174)

							$44,439	$(7,245)

40 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-EM Series 37, 5 Year Index, 06/20/2027*	(1.00)%	Quarterly	2.27%	USD	25,620	$1,490,289	$1,494,953	$(4,664)
Colombia Government International Bond, 10.375%, 01/28/2033, 06/20/2027*	(1.00)	Quarterly	1.91	USD	430	18,588	20,713	(2,125)
Indonesia Government International Bond, 4.125%, 01/15/2025, 06/20/2027*	(1.00)	Quarterly	0.84	USD	500	(4,040)	(357)	(3,683)
People’s Republic of China, 7.500%, 10/28/2027, 06/20/2027*	(1.00)	Quarterly	0.60	USD	500	(9,844)	(9,543)	(301)
South Africa Government International Bond, 5.875%, 09/16/2025, 06/20/2027*	(1.00)	Quarterly	2.09	USD	240	12,282	12,416	(134)
South Africa Government International Bond, 5.875%, 09/16/2025, 12/20/2026*	(1.00)	Quarterly	1.93	USD	240	9,824	9,808	16
Turkey Government International Bond, 11.875%, 01/15/2030, 06/20/2027*	(1.00)	Quarterly	5.50	USD	70	13,105	13,919	(814)

						$1,530,204	$1,541,909	$(11,705)

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	4,290	10/02/2029	3 Month LIBOR	1.589%	Quarterly/ Semi-Annual	$(218,277)	$	– 0	–	$(218,277)

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 41

PORTFOLIO OF INVESTMENTS (continued)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Morgan Stanley & Co. International PLC
South Africa Government International Bond, 5.875%, 09/16/2025, 12/20/2026*	1.00%	Quarterly	1.93%	USD	240	$(9,824)	$(9,748)	$(76)

*	Termination date

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Goldman Sachs International
MSCI Emerging Markets Growth	FedFundEffective Plus 0.56%	Maturity	USD	2,084	05/16/2022	$(198,938)
MSCI Emerging Markets Growth	OBFR Plus 0.63%	Maturity	USD	12,629	05/16/2022	(1,202,622)

						$(1,401,560)

VARIANCE SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Volatility Strike Rate	Payment Frequency	Notional Amount (000)		Market Value	Upfront Premiums (Paid)/ Received			Unrealized Appreciation/ (Depreciation)
Buy Contracts
Goldman Sachs International
Nikkei 225 Index 06/10/2022*	32.20%	Maturity	JPY	190	$(10,458)	$	– 0	–	$(10,458)
JPMorgan Chase Bank, NA
Hang Seng China Enterprises Index 06/29/2022*	27.30	Maturity	HKD	149	206,555		– 0	–	206,555
UBS AG
Euro STOXX 50 Price EUR Index 06/17/2022*	33.62	Maturity	EUR	5	(18,606)		– 0	–	(18,606)
FTSE 100 Index 06/17/2022*	26.95	Maturity	GBP	4	(29,303)		– 0	–	(29,303)
Nasdaq 100 Stock Index 05/20/2022*	33.75	Maturity	USD	2	(11,349)		– 0	–	(11,349)

Sale Contracts
Goldman Sachs International
Nasdaq 100 Stock Index 05/20/2022*	31.70	Maturity	USD	2	7,370		– 0	–	7,370

					$144,209	$	– 0	–	$144,209

*	Termination date

42 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At March 31, 2022, the aggregate market value of these securities amounted to $47,535,938 or 30.6% of net assets.

(b)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(c)	Fair valued by the Adviser.

(d)	Non-income producing security.

(e)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(f)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.18% of net assets as of March 31, 2022, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value		Percentage of Net Assets
Digicel Group Holdings Ltd. 7.00%, 04/18/2022	01/14/2019	$13,016	$13,430		0.01%
NAK Naftogaz Ukraine via Kondor Finance PLC 7.375%, 07/19/2022	12/08/2021	199,317	67,600		0.04%
NAK Naftogaz Ukraine via Kondor Finance PLC 7.625%, 11/08/2026	11/04/2019	200,000	60,000		0.04%
Polyus PJSC (GDR)	09/06/2019	23,067	– 0	–	0.00%
State Agency of Roads of Ukraine 6.25%, 06/24/2028	06/17/2021	360,000	135,000		0.09%
Tonon Luxembourg SA 6.50%, 10/31/2024	05/03/2019	199,358	– 0	–	0.00%
Virgolino de Oliveira Finance SA 11.75%, 02/09/2022	07/12/2013	172,628	20		0.00%
X5 Retail Group NV (GDR)	08/18/2020 - 02/08/2022	663,676	– 0	–	0.00%

(g)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(h)	Defaulted.

(i)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at March 31, 2022.

(j)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(k)	Defaulted matured security.

(l)	Affiliated investments.

(m)	The rate shown represents the 7-day yield as of period end.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 43

PORTFOLIO OF INVESTMENTS (continued)

Currency Abbreviation: AUD – Australian Dollar	JPY – Japanese Yen
BRL – Brazilian Real	KRW – South Korean Won
CAD – Canadian Dollar	MXN – Mexican Peso
CHF – Swiss Franc	MYR – Malaysian Ringgit
CLP – Chilean Peso	NOK – Norwegian Krone
CNH – Chinese Yuan Renminbi (Offshore)	PEN – Peruvian Sol
COP – Colombian Peso	PHP – Philippine Peso
CZK – Czech Koruna	PLN – Polish Zloty
EUR – Euro	SEK – Swedish Krona
GBP – Great British Pound	SGD – Singapore Dollar
HKD – Hong Kong Dollar	THB – Thailand Baht
HUF – Hungarian Forint	TRY – Turkish Lira
IDR – Indonesian Rupiah	TWD – New Taiwan Dollar
INR – Indian Rupee	USD – United States Dollar ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

CBT – Chicago Board of Trade

CDX-EM – Emerging Market Credit Default Swap Index

CDX-NAHY – North American High Yield Credit Default Swap Index

ETF – Exchange Traded Fund

FedFundEffective – Federal Funds Effective Rate

FTSE – Financial Times Stock Exchange

GDR – Global Depositary Receipt

JSC – Joint Stock Company

LIBOR – London Interbank Offered Rate

MSCI – Morgan Stanley Capital International

NASDAQ – National Association of Securities Dealers Automated Quotations

OBFR – Overnight Bank Funding Rate

PJSC – Public Joint Stock Company

REG – Registered Shares

See notes to financial statements.

44 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

March 31, 2022

Assets
Investments in securities, at value
Unaffiliated issuers (cost $149,252,411)	$150,756,173	(a)
Affiliated issuers (cost $476,856—including investment of cash collateral for securities loaned of $476,856)	476,856
Cash collateral due from broker	4,590,806
Foreign currencies, at value (cost $540,317)	546,192
Unrealized appreciation on forward currency exchange contracts	2,324,320
Receivable for investment securities sold and foreign currency transactions	1,519,172
Unaffiliated dividends and interest receivable	1,437,085
Receivable for terminated credit default and variance swaps	1,360,259
Unrealized appreciation on variance swaps	213,925
Receivable for capital stock sold	204,628
Receivable for variation margin on centrally cleared swaps	36,829
Receivable for newly entered credit default swaps	35,646
Affiliated dividends receivable	203

Total assets	163,502,094

Liabilities
Swaptions written, at value (premiums received $44,439)	7,245
Due to Custodian	50,116
Unrealized depreciation on forward currency exchange contracts	1,522,673
Unrealized depreciation on total return swaps	1,401,560
Payable for newly entered credit default swaps	1,361,221
Cash collateral due to broker	1,290,000
Payable for investment securities purchased	744,370
Payable for collateral received on securities loaned	476,856
Payable for capital gains taxes	297,582
Payable for variation margin on futures	188,393
Payable for capital stock redeemed	167,108
Advisory fee payable	95,344
Unrealized depreciation on variance swaps	69,716
Payable for terminated credit default swaps	48,673
Administrative fee payable	27,052
Market value of credit default swaps (net premiums received $9,748)	9,824
Transfer Agent fee payable	2,295
Distribution fee payable	1,425
Directors’ fee payable	257
Accrued expenses	264,611

Total liabilities	8,026,321

Net Assets	$155,475,773

Composition of Net Assets
Capital stock, at par	$1,783
Additional paid-in capital	168,778,103
Accumulated loss	(13,304,113)

	$155,475,773

See notes to financial statements.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 45

STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$2,983,741	342,898	$8.70	*

C	$769,150	88,822	$8.66

Advisor	$148,373,851	17,011,820	$8.72

R	$281,151	32,130	$8.75

K	$177,828	20,387	$8.72

I	$67,096	7,772	$8.63

Z	$2,822,956	326,004	$8.66

(a)	Includes securities on loan with a value of $523,182 (see Note E).

*	The maximum offering price per share for Class A shares was $9.09, which reflects a sales charge of 4.25%.

See notes to financial statements.

46 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

STATEMENT OF OPERATIONS

Year Ended March 31, 2022

Investment Income
Interest (net of foreign taxes withheld of $50,749)	$4,190,795
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $548,908)	3,896,916
Affiliated issuers	643
Securities lending income	4,253	$8,092,607

Expenses
Advisory fee (see Note B)	1,582,547
Transfer agency—Class A	1,485
Transfer agency—Class C	432
Transfer agency—Advisor Class	74,274
Transfer agency—Class R	818
Transfer agency—Class K	539
Transfer agency—Class I	52
Transfer agency—Class Z	756
Distribution fee—Class A	8,889
Distribution fee—Class C	9,805
Distribution fee—Class R	1,573
Distribution fee—Class K	674
Custody and accounting	218,062
Registration fees	117,381
Administrative	99,983
Audit and tax	88,528
Legal	38,347
Printing	30,101
Directors’ fees	20,520
Miscellaneous	22,857

Total expenses	2,317,623
Less: expenses waived and reimbursed by the Adviser (see Note B and Note E)	(456,902)

Net expenses		1,860,721

Net investment income		6,231,886

See notes to financial statements.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 47

STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)	$57,525
Forward currency exchange contracts	1,300,422
Futures	(3,405,841)
Swaps	(3,691,171)
Swaptions written	182,545
Foreign currency transactions	(382,875)
Net change in unrealized appreciation/depreciation on:
Investments(b)	(24,448,541)
Forward currency exchange contracts	(169,270)
Futures	(394,525)
Swaps	656,471
Swaptions written	(40,627)
Foreign currency denominated assets and liabilities	24,769

Net loss on investment and foreign currency transactions	(30,311,118)

Net Decrease in Net Assets from Operations	$(24,079,232)

(a)	Net of foreign realized capital gains taxes of $282,796.

(b)	Net of decrease in accrued foreign capital gains taxes on unrealized gains of $217,921.

See notes to financial statements.

48 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income	$6,231,886	$3,907,333
Net realized gain (loss) on investment and foreign currency transactions	(5,939,395)	14,555,103
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	(24,371,723)	44,932,603

Net increase (decrease) in net assets from operations	(24,079,232)	63,395,039
Distributions to Shareholders
Class A	(113,878)	(72,649)
Class C	(23,364)	(16,421)
Advisor Class	(6,098,926)	(4,047,068)
Class R	(8,398)	(5,023)
Class K	(8,172)	(5,736)
Class I	(9,913)	(1,449)
Class Z	(111,256)	(6,691)
Capital Stock Transactions
Net increase (decrease)	(6,013,613)	5,693,668

Total increase (decrease)	(36,466,752)	64,933,670
Net Assets
Beginning of period	191,942,525	127,008,855

End of period	$155,475,773	$191,942,525

See notes to financial statements.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 49

NOTES TO FINANCIAL STATEMENTS

March 31, 2022

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 12 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Emerging Markets Multi-Asset Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1, and Class 2 shares. Class B, Class T, Class 1, and Class 2 shares are not currently being offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically converted to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

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NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this

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determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and

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other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on an exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

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The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of March 31, 2022:

Investments in Securities	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks:
Financials	$1,828,849	$20,216,865	$0	#	$22,045,714
Information Technology	1,118,595	20,624,860	– 0	–	21,743,455
Consumer Discretionary	2,327,556	9,326,194	– 0	–	11,653,750
Materials	181,911	9,627,280	0	#	9,809,191
Communication Services	618,203	3,535,312	0	#	4,153,515
Utilities	1,679,521	2,173,468	– 0	–	3,852,989
Industrials	885,410	2,710,463	0	#	3,595,873
Energy	472,729	2,910,643	0	#	3,383,372
Consumer Staples	1,857,344	840,287	0	#	2,697,631
Real Estate	265,150	2,031,175	– 0	–	2,296,325
Health Care	666,978	743,593	– 0	–	1,410,571
Fixed Income Securities:
Sovereign Bonds	– 0	–	32,815,659	– 0	–	32,815,659
Corporate Bonds	– 0	–	13,931,604	20	#	13,931,624
Quasi-Sovereign Bonds	– 0	–	12,224,748	– 0	–	12,224,748
Treasury Bonds	– 0	–	1,834,926	– 0	–	1,834,926
Emerging Markets—Treasuries	– 0	–	524,419	– 0	–	524,419
Regional Bonds	– 0	–	40,031	– 0	–	40,031
Equity Linked Notes	– 0	–	2,183,666	– 0	–	2,183,666
Investment Companies	– 0	–	264,480	– 0	–	264,480
Options Purchased—Puts	– 0	–	10,600	– 0	–	10,600
Short-Term Investments:
Time Deposits	– 0	–	283,634	– 0	–	283,634
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	476,856	– 0	–	– 0	–	476,856

Total Investments in Securities	12,379,102	138,853,907	+	20	151,233,029
Other Financial Instruments*:
Assets
Futures	– 0	–	31,411	– 0	–	31,411	†
Forward Currency Exchange Contracts	– 0	–	2,324,320	– 0	–	2,324,320
Centrally Cleared Credit Default Swaps	– 0	–	1,544,088	– 0	–	1,544,088	†
Variance Swaps	– 0	–	213,925	– 0	–	213,925
Liabilities
Futures	(293,817)	(110,354)	– 0	–	(404,171	)†
Forward Currency Exchange Contracts	– 0	–	(1,522,673)	– 0	–	(1,522,673)
Credit Default Swaptions Written	– 0	–	(7,245)	– 0	–	(7,245)
Centrally Cleared Credit Default Swaps	– 0	–	(13,884)	– 0	–	(13,884	)†
Centrally Cleared Interest Rate Swaps	– 0	–	(218,277)	– 0	–	(218,277	)†
Credit Default Swaps	– 0	–	(9,824)	– 0	–	(9,824)
Total Return Swaps	– 0	–	(1,401,560)	– 0	–	(1,401,560)
Variance Swaps	– 0	–	(69,716)	– 0	–	(69,716)

Total	$12,085,285	$139,614,118	$20	$151,699,423

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#	The Fund held securities with zero market value at period end.

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

+

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

†

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax

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NOTES TO FINANCIAL STATEMENTS (continued)

positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .85% of the first $1 billion, .80% of the next $1 billion, .75% of the next $1 billion and .70% in excess of $3 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (“the Expense Caps”) to 1.24%, 1.99%, .99%, 1.49%, 1.24%, .99% and .99% of the daily average net assets for the Class A,

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Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. For the year ended March 31, 2022, such waivers/reimbursements amounted to $451,784. The Expense Caps may not be terminated before July 31, 2022.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended March 31, 2022, the reimbursement for such services amounted to $99,983.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $29,073 for the year ended March 31, 2022.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $277 from the sale of Class A shares and received $52 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended March 31, 2022.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended March 31, 2022, such waiver amounted to $5,116.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the year ended March 31, 2022 is as follows:

Fund	Market Value 3/31/21 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 3/31/22 (000)			Dividend Income (000)
Government Money Market Portfolio	$12,729	$72,720	$85,449	$	– 0	–	$1
Government Money Market Portfolio*	634	16,144	16,301		477		0	**

Total					$477		$1

*	Investment of cash collateral for securities lending transactions (see Note E).

**	Amount is less than $500.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A share’s average daily net assets. There are no distribution and servicing fees on Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operation, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $9,135, $929 and $2,555 for Class C, Class K and Class R shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal period for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended March 31, 2022, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$138,231,999	$140,064,334
U.S. government securities	1,461,647	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$152,746,494

Gross unrealized appreciation	$24,067,865
Gross unrealized depreciation	(25,326,737)

Net unrealized depreciation	$(1,258,872)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

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During the year ended March 31, 2022, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/ counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended March 31, 2022, the Fund held futures for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities,

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including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right,

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but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Fund’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the year ended March 31, 2022, the Fund held purchased swaptions for hedging and non-hedging purposes.

During the year ended March 31, 2022, the Fund held written swaptions for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated

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movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/ depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

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Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended March 31, 2022, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront

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premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligation with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/ performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended March 31, 2022, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended March 31, 2022, the Fund held total return swaps for hedging and non-hedging purposes.

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Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the year ended March 31, 2022, the Fund held variance swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

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During the year ended March 31, 2022, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts				Payable for variation margin on futures	$184,047	*

Interest rate contracts				Payable for variation margin on centrally cleared swaps	218,277	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$2,324,320		Unrealized depreciation on forward currency exchange contracts	1,522,673

Credit contracts				Market value of credit default swaps	9,824

Credit contracts	Receivable for variation margin on centrally cleared swaps	16	*	Payable for variation margin on centrally cleared swaps	11,721	*

Credit contracts	Investment in securities, at value	10,600

Credit contracts				Swaptions written, at value	7,245

Equity contracts	Unrealized appreciation on variance swaps	213,925		Unrealized depreciation on variance swaps	69,716

Equity contracts	Receivable for variation margin on futures	31,411	*	Payable for variation margin on futures	220,124	*

Equity contracts				Unrealized depreciation on total return swaps	1,401,560

Total		$2,580,272			$3,645,187

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/depreciation on futures and centrally cleared swaps as reported in the portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	$(11,000)	$(239,568)

Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/ depreciation on futures	(317,532)	(212,672)

Foreign currency contracts	Net realized gain/(loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation on forward currency exchange contracts	1,300,422	(169,270)

Credit contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investments	(185,756)	19,339

Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	1,168,540	(139,319)

Credit Contracts	Net realized gain/(loss) on swaptions written; Net change in unrealized appreciation/depreciation on swaptions written	182,545	(40,627)

Equity contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/depreciation on futures	(3,088,309)	(181,853)

Equity contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	(4,848,711)	1,035,358

Total		$(5,799,801)	$71,388

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The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended March 31, 2022:

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$19,778,077
Average notional amount of sale contracts	$275,000	(a)
Centrally Cleared Interest Rate Swaps
Average notional amount	$5,996,320
Credit Default Swaps:
Average notional amount of sale contracts	$56,000	(a)
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$92,620,398
Average principal amount of sale contracts	$123,373,581
Futures:
Average notional amount of buy contracts	$19,474,944
Average notional amount of sale contracts	$1,104,373	(b)
Total Return Swaps:
Average notional amount	$17,990,547
Variance Swaps:
Average notional amount	$685,091
Purchased Swaptions:
Average notional amount	$12,465,500	(c)
Swaptions Written:
Average notional amount	$23,343,000	(c)

(a)	Positions were open for two months during the reporting period.

(b)	Positions were open for eight months during the reporting period.

(c)	Positions were open for three months during the reporting period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of March 31, 2022. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

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Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Barclays Bank PLC	$700,639	$(30,318)	$(670,000)	$	– 0	–	$321
BNP Paribas	65,769	(2,544)	– 0	–	– 0	–	63,225
Brown Brothers Harriman & Co.	54,380	(15,102)	– 0	–	– 0	–	39,278
Citibank, NA.	191,058	(191,058)	– 0	–	– 0	–	– 0	–
Credit Suisse International	179,639	(111,719)	– 0	–	– 0	–	67,920
Deutsche Bank AG	254,572	(254,572)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	121,002	(121,002)	– 0	–	– 0	–	– 0	–
HSBC Bank USA.	116,499	(47,069)	– 0	–	– 0	–	69,430
JPMorgan Chase Bank, NA.	315,454	(103,540)	(90,000)	– 0	–	121,914
Morgan Stanley Capital Services LLC/Morgan Stanley & Co. International PLC	549,833	(352,315)	(197,518)	– 0	–	– 0	–

Total	$2,548,845	$(1,229,239)	$(957,518)	$	– 0	–	$362,088	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
Bank of America, NA.	$94,234	$	– 0	–	$	– 0	–	$	– 0	–	$94,234
Barclays Bank PLC	30,318	(30,318)	– 0	–	– 0	–	– 0	–
BNP Paribas	2,544	(2,544)	– 0	–	– 0	–	– 0	–
Brown Brothers Harriman & Co.	15,102	(15,102)	– 0	–	– 0	–	– 0	–
Citibank, NA.	208,696	(191,058)	(17,638)	– 0	–	– 0	–
Credit Suisse International	111,719	(111,719)	– 0	–	– 0	–	– 0	–
Deutsche Bank AG	515,029	(254,572)	– 0	–	– 0	–	260,457
Goldman Sachs Bank USA/Goldman Sachs International	1,471,194	(121,002)	(1,350,192)	– 0	–	– 0	–
HSBC Bank USA.	47,069	(47,069)	– 0	–	– 0	–	– 0	–
JPMorgan Chase Bank, NA.	103,540	(103,540)	– 0	–	– 0	–	– 0	–
Morgan Stanley Capital Services LLC/Morgan Stanley & Co. International PLC	352,315	(352,315)	– 0	–	– 0	–	– 0	–
UBS AG	59,258	– 0	–	– 0	–	– 0	–	59,258

Total	$3,011,018	$(1,229,239)	$(1,367,830)	$	– 0	–	$413,949	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle,

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in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the year ended March 31, 2022 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$ 523,182	$476,856	$81,536	$4,188	$65	$2

*	As of March 31, 2022.

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NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021

Class A
Shares sold	48,276	222,548	$486,129	$2,170,281

Shares issued in reinvestment of dividends	8,371	5,919	83,366	54,875

Shares converted from Class C	6,068	1,957	65,320	17,182

Shares redeemed	(72,244)	(309,557)	(722,311)	(2,860,594)

Net decrease	(9,529)	(79,133)	$(87,496)	$(618,256)

Class C
Shares sold	6,909	8,263	$69,646	$83,219

Shares issued in reinvestment of dividends	1,768	1,313	17,588	12,108

Shares converted to Class A	(6,108)	(1,967)	(65,320)	(17,182)

Shares redeemed	(22,301)	(43,154)	(219,961)	(372,886)

Net decrease	(19,732)	(35,545)	$(198,047)	$(294,741)

Advisor Class
Shares sold	3,424,832	5,541,078	$34,157,918	$50,185,208

Shares issued in reinvestment of dividends	489,019	356,037	4,874,184	3,327,303

Shares redeemed	(4,804,566)	(5,319,714)	(47,144,179)	(47,683,195)

Net increase (decrease)	(890,715)	577,401	$(8,112,077)	$5,829,316

Class R
Shares sold	5,933	6,833	$58,933	$63,408

Shares issued in reinvestment of dividends	826	518	8,258	4,859

Shares redeemed	(7,850)	(12,515)	(80,948)	(96,959)

Net decrease	(1,091)	(5,164)	$(13,757)	$(28,692)

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	Shares		Amount
	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021

Class K
Shares sold	1,574	3,085	$15,809	$26,783

Shares issued in reinvestment of dividends	802	596	8,013	5,542

Shares redeemed	(10,202)	(5,557)	(92,781)	(49,680)

Net decrease	(7,826)	(1,876)	$(68,959)	$(17,355)

Class I
Shares sold	6,730	32,024	$61,344	$338,111

Shares issued in reinvestment of dividends	972	120	9,726	1,212

Shares redeemed	(30,740)	(2,831)	(288,563)	(26,710)

Net increase (decrease)	(23,038)	29,313	$(217,493)	$312,613

Class Z
Shares sold	299,069	46,618	$3,096,311	$507,670

Shares issued in reinvestment of dividends	11,213	679	111,071	6,455

Shares redeemed	(51,796)	(323)	(523,166)	(3,342)

Net increase	258,486	46,974	$2,684,216	$510,783

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Emerging-Market Risk—Investments in emerging market countries may involve more risk than investments in other foreign countries because the markets in emerging market countries are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory, or other uncertainties.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

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Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns. Emerging market currencies may be more volatile and less liquid, and subject to significantly greater risk of currency controls and convertibility restrictions, than currencies of developed countries.

Country Concentration Risk—The Fund may not always be diversified among countries or geographic regions and the effect on the Fund’s net asset value, or NAV, of the specific risks identified above, such as political, regulatory and currency risks, may be magnified due to concentration of the Fund’s investments in a particular country or region.

Allocation Risk—The allocation of Fund assets among different asset classes, such as equity securities, debt securities and currencies, may have a significant effect on the Fund’s NAV when one of these asset classes is performing better or worse than others. The diversification benefits typically associated with investing in both equity and debt securities may be limited in the emerging markets context, as movements in emerging market equity and emerging market debt markets may be more correlated than movements in the equity and debt markets of developed countries.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Sovereign Debt Risk—Investments in sovereign debt obligations expose the Fund to the direct or indirect consequences of political, social and

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economic changes in countries that issue the obligations. Such changes may affect a foreign government’s willingness or ability to make timely payments of its obligations. In addition, no established market may exist for many sovereign debt obligations. Reduced secondary market liquidity may have an adverse effect on the market price of an instrument and the Fund’s ability to dispose of particular instruments.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to factors such as specific corporate developments, interest rate sensitivity and negative perceptions of the junk bond market generally, and may be more difficult to trade than other types of securities.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial

76 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 77

NOTES TO FINANCIAL STATEMENTS (continued)

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended March 31, 2022.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended March 31, 2022 and March 31, 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$6,373,907	$4,155,037

Total taxable distributions paid	$6,373,907	$4,155,037

As of March 31, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital losses	$(9,951,688	)(a)
Other losses	(825,151	)(b)
Unrealized appreciation/(depreciation)	(1,441,622	)(c)

Total accumulated earnings/(deficit)	$(12,218,461	)(d)

(a)	As of March 31, 2022, the Fund had a net capital loss carryforward of $9,951,688.

(b)	As of March 31, 2022, the Fund had a qualified late-year ordinary loss deferral of $825,151.

(c)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of hyper-inflationary currency contracts, the tax treatment of swaps, the tax treatment of callable bonds, and the tax deferral of losses on wash sales.

(d)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax and the tax treatment of defaulted securities.

78 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of March 31, 2022, the Fund had a net short-term capital loss carryforward of $5,363,739 and a net long-term capital loss carryforward of $4,587,949, which may be carried forward for an indefinite period.

During the current fiscal year, there were no permanent differences that resulted in adjustments to accumulated loss or additional paid-in capital.

NOTE J

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 79

FINANCIAL HIGHLIGHTS

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended March 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 10.34	$ 7.04	$ 8.89	$ 10.00	$ 9.20

Income From Investment Operations

Net investment income(a)(b)	.31	.19	.29	.30	.25

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.63)	3.32	(1.68)	(.95)	.89

Net increase (decrease) in net asset value from operations	(1.32)	3.51	(1.39)	(.65)	1.14

Less: Dividends and Distributions

Dividends from net investment income	(.32)	(.21)	(.46)	(.46)	(.33)

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.32)	(.21)	(.46)	(.46)	(.34)

Net asset value, end of period	$ 8.70	$ 10.34	$ 7.04	$ 8.89	$ 10.00

Total Return

Total investment return based on net asset value(c)	(13.12)%	50.17%	(16.50)%	(6.20)%	12.56%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,984	$3,644	$3,040	$5,510	$10,849

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)(e)†	1.24%	1.23%	1.23%	1.24%	1.23%

Expenses, before waivers/reimbursements(d)(e)†	1.48%	1.64%	1.76%	1.80%	1.92%

Net investment income(b)	3.12%	2.14%	3.26%	3.36%	2.51%

Portfolio turnover rate	81%	88%	117%	110%	74%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01%	.01%	.01%	.01%	.02%

See footnote summary on page 87.

80 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended March 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 10.29	$ 7.01	$ 8.85	$ 9.95	$ 9.19

Income From Investment Operations

Net investment income(a)(b)	.24	.13	.22	.23	.16

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.63)	3.29	(1.66)	(.93)	.89

Net increase (decrease) in net asset value from operations	(1.39)	3.42	(1.44)	(.70)	1.05

Less: Dividends and Distributions

Dividends from net investment income	(.24)	(.14)	(.40)	(.40)	(.28)

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.24)	(.14)	(.40)	(.40)	(.29)

Net asset value, end of period	$ 8.66	$ 10.29	$ 7.01	$ 8.85	$ 9.95

Total Return

Total investment return based on net asset value(c)	(13.78)%	49.01%	(17.11)%	(6.79	)%^	11.63	%^

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$769	$1,117	$1,010	$2,234	$2,792

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)(e)†	1.99%	1.98%	1.98%	1.99%	1.98%

Expenses, before waivers/reimbursements(d)(e)†	2.24%	2.40%	2.51%	2.58%	2.69%

Net investment income(b)	2.36%	1.40%	2.54%	2.54%	1.57%

Portfolio turnover rate	81%	88%	117%	110%	74%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01%	.01%	.01%	.01%	.02%

See footnote summary on page 87.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 81

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended March 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 10.36	$ 7.06	$ 8.91	$ 10.02	$ 9.22

Income From Investment Operations

Net investment income(a)(b)	.34	.22	.30	.32	.27

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.63)	3.31	(1.66)	(.95)	.89

Net increase (decrease) in net asset value from operations	(1.29)	3.53	(1.36)	(.63)	1.16

Less: Dividends and Distributions

Dividends from net investment income	(.35)	(.23)	(.49)	(.48)	(.35)

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.35)	(.23)	(.49)	(.48)	(.36)

Net asset value, end of period	$ 8.72	$ 10.36	$ 7.06	$ 8.91	$ 10.02

Total Return

Total investment return based on net asset value(c)	(12.87)%	50.40%	(16.24)%	(5.93)%	12.78%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$148,374	$185,534	$122,322	$118,492	$126,029

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)(e)†	.99%	.98%	.98%	.99%	.98%

Expenses, before waivers/reimbursements(d)(e)†	1.23%	1.39%	1.51%	1.58%	1.67%

Net investment income(b)	3.36%	2.36%	3.42%	3.53%	2.76%

Portfolio turnover rate	81%	88%	117%	110%	74%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01%	.01%	.01%	.01%	.02%

See footnote summary on page 87.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended March 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 10.37	$ 7.05	$ 8.88	$ 9.97	$ 9.17

Income From Investment Operations

Net investment income(a)(b)	.29	.17	.25	.27	.22

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.64)	3.31	(1.65)	(.94)	.89

Net increase (decrease) in net asset value from operations	(1.35)	3.48	(1.40)	(.67)	1.11

Less: Dividends and Distributions

Dividends from net investment income	(.27)	(.16)	(.43)	(.42)	(.30)

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.27)	(.16)	(.43)	(.42)	(.31)

Net asset value, end of period	$ 8.75	$ 10.37	$ 7.05	$ 8.88	$ 9.97

Total Return

Total investment return based on net asset value(c)	(13.31)%	49.68%	(16.64)%	(6.39)%	12.20%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$281	$345	$271	$305	$327

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)(e)†	1.49%	1.48%	1.48%	1.49%	1.48%

Expenses, before waivers/reimbursements(d)(e)†	1.95%	2.10%	2.23%	2.23%	2.29%

Net investment income(b)	2.85%	1.84%	2.92%	3.06%	2.26%

Portfolio turnover rate	81%	88%	117%	110%	74%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01%	.01%	.01%	.01%	.02%

See footnote summary on page 87.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 83

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended March 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 10.35	$ 7.04	$ 8.87	$ 9.97	$ 9.16

Income From Investment Operations

Net investment income(a)(b)	.31	.19	.29	.29	.26

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.64)	3.31	(1.67)	(.94)	.88

Net increase (decrease) in net asset value from operations	(1.33)	3.50	(1.38)	(.65)	1.14

Less: Dividends and Distributions

Dividends from net investment income	(.30)	(.19)	(.45)	(.45)	(.32)

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.30)	(.19)	(.45)	(.45)	(.33)

Net asset value, end of period	$ 8.72	$ 10.35	$ 7.04	$ 8.87	$ 9.97

Total Return

Total investment return based on net asset value(c)	(13.16)%	50.10	%^	(16.55)%	(6.19)%	12.56%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$178	$292	$212	$313	$333

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)(e)†	1.24%	1.23%	1.23%	1.24%	1.23%

Expenses, before waivers/reimbursements(d)(e)†	1.64%	1.80%	1.92%	1.96%	2.01%

Net investment income(b)	3.11%	2.13%	3.34%	3.26%	2.67%

Portfolio turnover rate	81%	88%	117%	110%	74%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01%	.01%	.01%	.01%	.02%

See footnote summary on page 87.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended March 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 10.27	$ 6.99	$ 8.83	$ 9.94	$ 9.16

Income From Investment Operations

Net investment income(a)(b)	.35	.20	.36	.28	.30

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.64)	3.31	(1.72)	(.90)	.85

Net increase (decrease) in net asset value from operations	(1.29)	3.51	(1.36)	(.62)	1.15

Less: Dividends and Distributions

Dividends from net investment income	(.35)	(.23)	(.48)	(.49)	(.36)

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.35)	(.23)	(.48)	(.49)	(.37)

Net asset value, end of period	$ 8.63	$ 10.27	$ 6.99	$ 8.83	$ 9.94

Total Return

Total investment return based on net asset value(c)	(12.97)%	50.61%	(16.30)%	(5.93)%	12.68	%^

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$67	$316	$10	$151	$2,012

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)(e)†	.99%	.99%	.98%	.99%	.98%

Expenses, before waivers/reimbursements(d)(e)†	1.22%	1.25%	1.46%	1.46%	1.58%

Net investment income(b)	3.46%	1.99%	4.19%	3.03%	3.12%

Portfolio turnover rate	81%	88%	117%	110%	74%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01%	.01%	.01%	.01%	.02%

See footnote summary on page 87.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 85

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class Z
Year Ended March 31,	July 31, 2017(f) to March 31, 2018
2022	2021	2020	2019

Net asset value, beginning of period	$ 10.29	$ 7.01	$ 8.85	$ 9.95	$ 9.81

Income From Investment Operations

Net investment income(a)(b)	.34	.22	.24	.31	.15

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.62)	3.29	(1.59)	(.93)	.30

Net increase (decrease) in net asset value from operations	(1.28)	3.51	(1.35)	(.62)	.45

Less: Dividends and Distributions

Dividends from net investment income	(.35)	(.23)	(.49)	(.48)	(.30)

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.35)	(.23)	(.49)	(.48)	(.31)

Net asset value, end of period	$ 8.66	$ 10.29	$ 7.01	$ 8.85	$ 9.95

Total Return

Total investment return based on net asset value(c)	(12.85)%	50.47%	(16.25)%	(5.90	)%^	4.66	%^

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,823	$695	$144	$9	$10

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)(e)†	.99%	.99%	.99%	.99%	.98	%(g)

Expenses, before waivers/reimbursements(d)(e)†	1.22%	1.32%	1.54%	1.60%	1.71	%(g)

Net investment income(b)	3.41%	2.29%	2.78%	3.49%	2.26	%(g)

Portfolio turnover rate	81%	88%	117%	110%	74%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01%	.01%	.01%	.01%	.01%

See footnote summary on page 87.

86 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(d)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses but bears proportionate shares of the acquired fund fees and expenses (i.e. operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for years ended March 31, 2021, March 31, 2020, March 31, 2019 and March 31, 2018, such waiver amounted to 0.01%, 0.01%, 0.01% and 0.01%, respectively.

(e)	The expense ratios presented below exclude interest expense:

	2022	2021	2020	2019	2018

Class A
Net of waivers/reimbursements	1.24%	1.23%	1.23%	1.24%	1.23%
Before waivers/reimbursements	1.48%	1.64%	1.76%	1.80%	1.92%
Class C
Net of waivers/reimbursements	1.99%	1.98%	1.98%	1.98%	1.98%
Before waivers/reimbursements	2.24%	2.40%	2.51%	2.57%	2.69%
Advisor Class
Net of waivers/reimbursements	.99%	.98%	.98%	.98%	.98%
Before waivers/reimbursements	1.23%	1.39%	1.51%	1.57%	1.67%
Class R
Net of waivers/reimbursements	1.49%	1.48%	1.48%	1.48%	1.48%
Before waivers/reimbursements	1.95%	2.10%	2.23%	2.22%	2.29%
Class K
Net of waivers/reimbursements	1.24%	1.23%	1.23%	1.24%	1.23%
Before waivers/reimbursements	1.64%	1.80%	1.92%	1.96%	2.01%
Class I
Net of waivers/reimbursements	.99%	.99%	.98%	.98%	.98%
Before waivers/reimbursements	1.22%	1.25%	1.46%	1.45%	1.58%

	Year Ended March 31,				July 31, 2017(f) to March 31, 2018(g)
	2022	2021	2020	2019

Class Z
Net of waivers/reimbursements	.99%	.99%	.99%	.99%	.98%
Before waivers/reimbursements	1.22%	1.32%	1.54%	1.60%	1.71%

(f)	Commencement of distribution.

(g)	Annualized.

^

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See notes to financial statements.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 87

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of AB Emerging Markets Multi-Asset Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Emerging Markets Multi-Asset Portfolio (the “Fund”) (one of the portfolios constituting AB Cap Fund, Inc. (the “Company”)), including the portfolio of investments, as of March 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting AB Cap Fund, Inc.) at March 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures

88 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

May 27, 2022

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 89

2022 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Fund for the taxable year ended March 31, 2022.

For individual shareholders, the Fund designates 42.19% of dividends paid as qualified dividend income.

The Fund intends to make an election to pass through foreign taxes to its shareholders. For the taxable year ended March 31, 2022, $826,246 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $4,379,018.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2023.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS
Christian DiClementi(2), Vice President Henry S. Mallari-D’Auria(2), Vice President Morgan C. Harting(2), Vice President Emilie D. Wrapp, Secretary	Michael B. Reyes, Senior Vice President of the Funds Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.
501 Commerce Street
Nashville, TN 37203

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
One Manhattan West
New York, NY 10001

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278
Toll-Free (800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Emerging Markets Multi-Asset Team. Messrs. DiClementi, Harting & Mallari-D’Auria are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,# 46 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and Head of the Global Client Group overseeing AB’s institutional and retail businesses, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. Prior to joining the firm in January 2021, he spent 20 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.	73	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 80 (2011)	Private Investor since prior to 2017. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	73	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez,## 71 (2020)	Private Investor since prior to 2017. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	73	Moody’s Corporation since April 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Michael J. Downey,## 78 (2011)	Private Investor since prior to 2017. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2017 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005.	73	None

Nancy P. Jacklin,## 74 (2011)	Private Investor since prior to 2017. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	73	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jeanette W. Loeb,## 69 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as a Director of the AB Funds since April 2020.	73	Apollo Investment Corp. (business development company) since August 2011

Carol C. McMullen,## 66 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	73	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody,## 70 (2011)	Private Investor since prior to 2017. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	73	None

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MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P. Attention: Legal and Compliance Department, Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Erzan is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below:

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPLE OCCUPATION DURING LAST FIVE YEARS
Onur Erzan 46	President and Chief Executive Officer	See biography above.

Henry S. Mallari-D’Auria 60	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017. He is also Chief Investment Officer of Emerging Markets Value Equities.

Morgan C. Harting 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017.

Christian DiClementi 40	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017.

Emilie D. Wrapp 66	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2017.

Michael B. Reyes 45	Senior Vice President of the Funds	Vice President of the Adviser**, with which he has been associated since prior to 2017.

Joseph J. Mantineo 63	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2017.

Phyllis J. Clarke 61	Controller	Vice President of ABIS**, with which she has been associated since prior to 2017.

Vincent S. Noto 57	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2017.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Funds’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors/Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Funds’ LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions

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have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID 19 impacts. As such, the Program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Emerging Markets Multi-Asset Portfolio (the “Fund”) at a meeting held by video conference on May 3-5, 2021 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the

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Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended February 28, 2021 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

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The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued, and rules adopted, by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund is for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

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In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

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AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to August 23, 2021, Sustainable US Thematic Portfolio was named FlexFee™ US Thematic Portfolio. Prior to December 1, 2021, Sustainable Thematic Balanced Portfolio was named Conservative Wealth Strategy.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 107

NOTES

108 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

EMMA-0151-0322

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, Marshall C. Turner, Jr. and Jorge A. Bermudez qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit-Related
		Audit Fees	Fees	Tax Fees
AB Emerging Market Multi-Asset	2021	$75,794	$—	$44,452	*
	2022	$57,769	$—	$34,517

*	Revised to include certain fees that are applicable to 2021

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

			All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Emerging Market Multi-Asset	2021	*	$981,683	$44,452
				$—
				$(44,452)
	2022		$1,163,742	$34,517
				$—
				$(34,517)

*	Revised to include certain fees that are applicable to 2021

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Cap Fund, Inc.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	March 3, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	March 3, 2023

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	March 3, 2023